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                                  EXHIBIT 10.25
                           Loan and Security Agreement

Borrower:         Cray Communications, Inc., a Delaware corporation
Address:          2800 28th Street, Suite 100
                  Santa Monica, California 90405

Date:             September 27, 1996

THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California 90025, and the borrower named above ("Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). The Schedule to this Agreement (the "Schedule") shall for all purposes be deemed to be a part of this Agreement, and the same is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 8 below.)


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            1.    LOANS.

            1.1 Loans. Coast will make loans to Borrower (the "Loans"), in amounts determined by Coast in its sole discretion, up to the amounts (the "Credit Limit") shown on the Schedule, provided no Default or Event of Default has occurred and is continuing.

            1.2 Interest. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement. Interest shall be payable monthly, on the last day of the month. Interest may, in Coast's discretion, be charged to Borrower's loan account, and the same shall thereafter bear interest at the same rate as the other Loans. Regardless of the amount of Obligations that may be outstanding from time to time, Borrower shall pay Coast minimum monthly interest during the term of this Agreement with respect to the Receivable Loans and the Inventory Loans in the amount set forth on the Schedule (the "Minimum Monthly Interest").

            1.3 Fees. Borrower shall pay Coast the fee(s) shown on the Schedule, which are in addition to all interest and other sums payable to Coast and are not refundable.

            2.  SECURITY INTEREST.

            2.1 Security Interest. To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to Coast a security interest in all of Borrower's interest in the following, whether now owned or hereafter acquired, and wherever located: All Receivables, Inventory, Equipment, and General Intangibles, including, without limitation, all of Borrower's Deposit Accounts, and all money, and all property now or at any time in the future in Coast's possession (including claims and credit balances), and all proceeds of any of the foregoing (including proceeds of any insurance policies, proceeds of proceeds, and claims against third parties), all products of any of the foregoing, and all books and records related to any of the foregoing (all of the foregoing, together with all other property in which Coast may now or in the future be granted a lien or security interest, is referred to herein, collectively, as the "Collateral").

            3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

            In order to induce Coast to enter into this Agreement and to make Loans, Borrower represents and warrants to Coast as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants:

            3.1 Corporate Existence and Authority. Borrower, if a corporation, is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on Borrower. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), and (iii) do not violate Borrower's articles or certificate of incorporation, or Borrower's by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any material agreement or instrument which is binding upon Borrower or its property.

            3.2 Name; Trade Names and Styles. The name of Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule are all prior names of Borrower and all of Borrower's present and prior trade names. Borrower shall give Coast 10 days' prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

            3.3 Place of Business; Location of Collateral. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Coast at least 30 days prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to a location other than Borrower's Address or one of the locations set forth on the Schedule.


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            3.4 Title to Collateral; Permitted Liens. Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased by Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens. Coast now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Borrower will at all times defend Coast and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture. Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower's right to remove any Collateral from the leased premises. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Borrower shall, whenever requested by Coast, use its best efforts to cause such third party to execute and deliver to Coast, in form acceptable to Coast, such waivers and subordinations as Coast shall specify, so as to ensure that Coast's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

            3.5 Maintenance of Collateral. Borrower will maintain the Collateral in good working condition, and Borrower will not use the Collateral for any unlawful purpose. Borrower will immediately advise Coast in writing of any material loss or damage to the Collateral.

            3.6 Books and Records. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

            3.7 Financial Condition, Statements and Reports. All financial statements now or in the future delivered by Borrower to Coast have been, and will be, prepared in conformity with generally accepted accounting principles (except, in the case of unaudited financial statements, for the absence of footnotes and subject to normal year-end adjustments) and now and in the future will fairly reflect the financial condition of Borrower, at the times and for the periods therein stated. Between the last date covered by any such statement provided to Coast and the date hereof, there has been no material adverse change in the financial condition or business of Borrower. Borrower is now and will continue to be solvent.

            3.8 Tax Returns and Payments; Pension Contributions. Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state and local law, and Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower may, however, defer payment of any contested taxes, provided that Borrower (i) in good faith contests Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Coast in writing of the commencement of, and any material development in, the proceedings, and
(iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. As of the date hereof, Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

            3.9 Compliance with Law. Borrower has complied, and will comply, in all material respects, with all provisions of all material foreign, federal, state and local laws and regulations relating to Borrower, including, but not limited to, those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, and environmental matters.

            3.10 Litigation. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of Borrower's knowledge) threatened by or against or affecting Borrower in any court or before any governmental agency (or any basis therefor known to Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of Borrower, or in any material impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted. Borrower will promptly inform Coast in writing of any claim, proceeding, litigation or investigation in the future threatened or


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instituted by or against Borrower involving any single claim of $50,000.00 or more, or involving $100,000.00 or more in the aggregate.

            3.11 Use of Proceeds. All proceeds of all Loans shall be used solely for lawful business purposes. Borrower is not purchasing or carrying any "margin stock" (as defined in Regulation G of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan will be used to purchase or carry any "margin stock" or to extend credit to others for the purpose of purchasing or carrying any "margin stock."

            4.  Receivables.

            See "Other Provisions" on Schedule.

            4.1 Representations Relating to Receivables. Borrower represents and warrants to Coast as follows: Each Receivable with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, represent an undisputed bona fide existing unconditional obligation of the Account Debtor created by the sale, delivery, and acceptance of goods or the rendition of services in the ordinary course of Borrower's business.

            4.2 Representations Relating to Documents and Legal Compliance. Borrower represents and warrants to Coast as follows: All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Receivables are and shall be true and correct and all such invoices, instruments and other documents and all of Borrower's books and records are and shall be genuine and in all respects what they purport to be. All sales and other transactions underlying or giving rise to each Receivable shall fully comply with all applicable laws and governmental rules and regulations. All signatures and endorsements on all documents, instruments, and agreements relating to all Receivables are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms.

            4.3 Schedules and Documents relating to Receivables. Borrower shall deliver to Coast transaction reports and loan requests, schedules of Receivables, and schedules of collections, all on Coast's standard forms; provided, however, that Borrower's failure to execute and deliver the same shall not affect or limit Coast's security interest and other rights in all of Borrower's Receivables, nor shall Coast's failure to advance or lend against a specific Receivable affect or limit Coast's security interest and other rights therein. Loan requests received after 10:30 AM (Pacific Time) will not be considered by Coast until the next Business Day. Together with each such schedule, or later if requested by Coast, Borrower shall furnish Coast with copies (or, at Coast's request, originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Receivables, and Borrower warrants the genuineness of all of the foregoing. Borrower shall also furnish to Coast an aged accounts receivable trial balance in such form and at such intervals as Coast shall request. In addition, Borrower shall deliver to Coast the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Receivables, upon receipt thereof and in the same form as received, with all necessary endorsements, all of which shall be with recourse. Borrower shall also provide Coast with copies of all credit memos as and when requested by Coast.

            4.4 Collection of Receivables. Borrower shall have the right to collect all Receivables, unless and until an Event of Default has occurred. Borrower shall hold all payments on, and proceeds of, Receivables in trust for Coast, and Borrower shall deliver all such payments and proceeds to Coast within one Business Day after receipt by Borrower, in their original form, duly endorsed to Coast, to be applied to the Obligations in such order as Coast shall determine. Coast may, in its discretion, require that all proceeds of Collateral be deposited by Borrower into a lockbox account, or such other "blocked account" as Coast may specify, pursuant to a blocked account agreement in such form as Coast may specify. Coast or its designee may, at any time, notify Account Debtors that Coast has been granted a security interest in the Receivables.

            4.5. Remittance of Proceeds. All proceeds arising from the disposition of any Collateral shall be delivered to Coast within one Business Day after receipt by Borrower, in their original form, duly endorsed to Coast, to be applied to the Obligations in such order as Coast shall determine. Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower's other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Coast. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.


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            4.6 Disputes. Borrower shall notify Coast promptly of all material disputes or claims relating to Receivables. Borrower shall not forgive (completely or partially), compromise or settle any Receivable for less than payment in full, or agree to do any of the foregoing, except that Borrower may do so, provided that: (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm's length transactions, which are reported to Coast on the regular reports provided to Coast; (ii) no Default or Event of Default has occurred and is continuing; and
(iii) taking into account all such discounts settlements and forgiveness, the total outstanding Loans will not exceed the Credit Limit. Coast may, at any time after the occurrence of an Event of Default, settle or adjust disputes or claims directly with Account Debtors for amounts and upon terms which Coast considers advisable in its reasonable credit judgment and, in all cases, Coast shall credit Borrower's Loan account with only the net amounts received by Coast in payment of any Receivables.

            4.7 Returns. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the Account Debtor in the appropriate amount. In the event any attempted return occurs after the occurrence of any Event of Default, Borrower shall (i) hold the returned Inventory in trust for Coast, (ii) segregate all returned Inventory from all of Borrower's other property, (iii) conspicuously label the returned Inventory as subject to Coast's security interest, and (iv) immediately notify Coast of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on Coast's request deliver such returned Inventory to Coast.

            4.8 Verification. Coast may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Receivables, by means of mail, telephone or otherwise, either in the name of Borrower or Coast or such other name as Coast may choose.

            4.9 No Liability. Coast shall not under any circumstances be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to a Receivable, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Receivable, or for settling any Receivable in good faith for less than the full amount thereof, nor shall Coast be deemed to be responsible for any of Borrower's obligations under any contract or agreement giving rise to a Receivable. Nothing herein shall, however, relieve Coast from liability for its own gross negligence or willful misconduct.

            4.10  See Schedule.

            5.  ADDITIONAL DUTIES OF THE BORROWER.

            5.1 Financial and Other Covenants. Borrower shall at all times comply with the financial and other covenants set forth in the Schedule.

            5.2 Insurance. Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Coast, in such form and amounts as Coast may reasonably require, and Borrower shall provide evidence of such insurance to Coast, so that Coast is satisfied that such insurance is, at all times, in full force and effect. All liability insurance policies of Borrower shall name Coast as an additional insured, and all property casualty and related insurance policies of Borrower shall name Coast as a loss payee thereon and Borrower shall cause a lenders loss payee endorsement in form reasonably acceptable to Coast. Upon receipt of the proceeds of any such insurance, Coast shall apply such proceeds in reduction of the Obligations as Coast shall determine in its sole discretion, except that, provided no Default or Event of Default has occurred and is continuing, Coast shall release to Borrower insurance proceeds with respect to Equipment totaling less than $25,000.00, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid. Coast may require reasonable assurance that the insurance proceeds so released will be so used. If Borrower fails to provide or pay for any insurance, Coast may, but is not obligated to, obtain the same at Borrower's expense. Borrower shall promptly deliver to Coast copies of all reports made to insurance companies.

            5.3 Reports. Borrower, at its expense, shall provide Coast with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as Coast shall from time to time reasonably specify.


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            5.4 Access to Collateral, Books and Records. At reasonable times, and on one Business Day's notice, Coast, or its agents, shall have the right to inspect, audit and copy Borrower's books and records and the Collateral (the "Audits"). Coast shall take reasonable steps to keep confidential all confidential information obtained in any Audit, but Coast shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The Audits shall be at Borrower's expense. The charge for the Audits shall be $550.00 per person per day (or such higher amount as shall represent Coast's then current standard charge for the same) not to exceed $3,500.00 per quarter, plus reasonable out of pocket expenses. Borrower will not enter into any agreement with any accounting firm, service bureau or third party to store Borrower's books or records at any location other than Borrower's Address, without first notifying Coast of the same and obtaining the written agreement from such accounting firm, service bureau or other third party to give Coast the same rights with respect to access to books and records and related rights as Coast has under this Loan Agreement.

            5.5 Negative Covenants. Borrower shall not, without Coast's prior written consent, do any of the following:

      (i) merge or consolidate with another corporation or entity, except in a transaction in which (A) the shareholders of the Borrower hold at least 50% of the common stock and all other capital stock of the surviving corporation immediately after such merger or consolidation, and (B) the Borrower is the surviving corporation;

      (ii) acquire any assets, except (A) in the ordinary course of business, or
(B) in a transaction or a series of transactions not involving the payment of an aggregate amount in excess of $100,000.00.

      (iii) enter into any other transaction outside the ordinary course of business;

      (iv) sell or transfer any Collateral, except for the sale of finished Inventory in the ordinary course of Borrower's business, and except for the sale of obsolete or unneeded Equipment in the ordinary course of business;

      (v) store any Inventory or other Collateral with any warehouseman or other third party;

      (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis; if Inventory is sold on such basis, such sales shall be reported to Coast and the receivables therefrom shall not be deemed "Eligible Receivables". Collection of such Inventory and Receivables shall, when collected, be applied to the Obligations;

      (vii) make any loans of any money or other assets, except (A) advances to customers or suppliers in the ordinary course of business, (B) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business, and (C) loans to employees, officers and directors for the purpose of purchasing equity securities of the Borrower in excess of $100,000.00;

      (viii) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on Borrower or on the prospect of repayment of the Obligations;

      (ix) guarantee or otherwise become liable with respect to the obligations of another party or entity;

      (x) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower);

      (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock, except that Borrower may repurchase stock owned by employees, directors and consultants of Borrower pursuant to terms of employment, consulting or other stock restriction agreements at such time as any such employee, director or consultant terminates his or her affiliation with the Borrower, for an aggregate purchase price not to exceed $100,000 in any fiscal year;

      (xii) make any change in Borrower's capital structure which would have a material adverse effect on Borrower or on the prospect of repayment of the Obligations; or

      (xiii) dissolve or elect to dissolve.


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Transactions permitted by the foregoing provisions of this Section are only permitted if no Default or Event of Default would occur as a result of such transaction.

            5.6 Litigation Cooperation. Should any third-party suit or proceeding be instituted by or against Coast with respect to any Collateral or relating to Borrower, Borrower shall, without expense to Coast, make available Borrower and its officers, employees and agents and Borrower's books and records, to the extent that Coast may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

            5.7 Indemnity. Borrower hereby agrees to indemnify Coast and hold Coast harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, reasonable costs and expenses (including reasonable attorneys' fees), of every nature, character and description, which Coast may sustain or incur based upon or arising out of any of the Obligations, any actual or alleged failure to collect and pay over any withholding or other tax relating to Borrower or its employees, any relationship or agreement between Coast and Borrower, any actual or alleged failure of Coast to comply with any writ of attachment or other legal process relating to Borrower or any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by Coast relating to Borrower or the Obligations (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of Coast). Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

            5.8 Further Assurances. Borrower agrees, at its expense, on request by Coast, to execute all documents and take all actions, as Coast, may deem reasonably necessary or useful in order to perfect and maintain Coast's perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.

            6. TERM.

            6.1 Maturity Date. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"); provided that the Maturity date shall automatically be extended, and this Agreement shall automatically and continuously renew, for successive additional terms of one year each, unless one party gives written notice to the other, not less than sixty days prior to the next Maturity Date, that such party elects to terminate this Agreement effective on the next Maturity Date.

            6.2 Early Termination. This Agreement may be terminated prior to the Maturity Date as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Coast; or (ii) by Coast at any time after the occurrence of an Event of Default, effective immediately. If this Agreement is terminated by Borrower under this Section 6.2, Borrower shall pay to Coast a termination fee (the "Early Termination Fee") in the amount shown on the Schedule. The Early Termination Fee shall be due and payable on the effective date of termination.

            6.3 Payment of Obligations. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding Letters of Credit issued by Coast or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Coast, then on such date Borrower shall provide to Coast cash collateral in an amount equal to the face amount of all such Letters of Credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said Letters of Credit, pursuant to Coast's then standard form cash pledge agreement. Notwithstanding any termination of this Agreement, all of Coast's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, without limiting the fact that Loans are subject to the discretion of Coast, Coast may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of Coast, nor shall any such termination relieve Borrower of any Obligation to Coast, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations and termination of this Agreement, Coast shall promptly deliver to Borrower termination statements, requests for reconveyances and such other documents as may be required to fully terminate Coast's security interests.

            7. EVENTS OF DEFAULT AND REMEDIES.


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            7.1 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and Borrower shall give Coast immediate written notice thereof: (a) Any material warranty, representation, statement, report or certificate made or delivered to Coast by Borrower or any of Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect; or (b) Borrower shall fail to pay within 5 days after the due date of any Loan or any interest thereon or any other monetary Obligation; or (c) the total Loans and other Obligations outstanding at any time shall exceed the Credit Limit and such excess is not fully paid within 5 days; or (d) Borrower shall fail to deliver the proceeds of Collateral to Coast as provided in Section 4.5 above, or shall fail to give Coast access to its books and records or Collateral as provided in
Section 5.4 above, or shall breach any negative covenant set forth in Section
5.5 above; or (e) Borrower shall fail to comply with the financial covenants (if any) set forth in the Schedule or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured; or (f) Borrower shall fail to perform any other non-monetary Obligation, which failure is not cured within 5 Business Days after the date due; or (g) Any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same; or (h) any default or event of default occurs under any obligation secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien; or (i) Borrower breaches any material contract or obligation, which has or may reasonably be expected to have a material adverse effect on Borrower's business or financial condition which is not cured within any applicable cure period or waived in writing by the other party to the contract or to whom the obligation is owing;
or (j) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (k) the commencement of any proceeding against Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 30 days after the date commenced; or (l) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing, or commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; or (m) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset of any kind pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or (n) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations, other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (o) there shall be a change in the record or beneficial ownership of an aggregate of more than 20% of the outstanding shares of stock of Borrower, in one or more transactions, compared to the ownership of outstanding shares of stock of Borrower in effect on the date hereof, without the prior written consent of Coast; or (p) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (q) there shall be a material adverse change in Borrower's business or financial condition. Coast may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred.

            7.2 Remedies. Upon the occurrence, and during the continuance, of any Event of Default, Coast, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Coast without judicial process to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as Coast deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Coast seek to take possession of any of the Collateral by Court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Coast retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to Coast at places designated by Coast which

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are reasonably convenient to Coast and Borrower, and to remove the Collateral to such locations as Coast may deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Coast shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time Coast obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Coast shall have the right to conduct such disposition on Borrower's premises without charge, for such time or times as Coast deems reasonable, or on Coast's premises, or elsewhere and the Collateral need not be located at the place of disposition. Coast may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (g) Demand payment of, and collect any Receivables and General Intangibles comprising Collateral and, in connection therewith, Borrower irrevocably authorizes Coast to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Coast's sole discretion, to grant extensions of time to pay, compromise claims and settle Receivables and the like for less than face value;
(h) Offset against any sums in any of Borrower's general, special or other Deposit Accounts with Coast; and (i) Demand and receive possession of any of Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Coast with respect to the foregoing shall be due from the Borrower to Coast on demand. Coast may charge the same to Borrower's loan account, and the same shall thereafter bear interest at the same rate as is applicable to the Receivable Loans. Without limiting any of Coast's rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional three percent per annum.

            7.3 Standards for Determining Commercial Reasonableness. Borrower and Coast agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Coast, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m (the time being that of the location of the sale); (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Coast may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same. Coast shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

            7.4 Power of Attorney. Upon the occurrence, and during the continuance, of any Event of Default, without limiting Coast's other rights and remedies, Borrower grants to Coast an irrevocable power of attorney coupled with an interest, authorizing and permitting Coast (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise, but Coast agrees to exercise the following powers in a commercially reasonable manner: (a) Execute on behalf of Borrower any documents that Coast may, in its sole discretion, deem advisable in order to perfect and maintain Coast's security interest in the Collateral, or in order to exercise a right of Borrower or Coast, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Coast's Collateral or in which Coast has an interest; (c) Execute on behalf of Borrower, any invoices relating to any Receivable, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Coast's possession; (e) Endorse all checks and other forms of remittances received by Coast; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle Receivables and General Intangibles

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for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging or relating to, Borrower to give Coast the same rights of access and other rights with respect thereto as Coast has under this Agreement; and (k) Take any action or pay any sum required of Borrower pursuant to this Agreement and any other present or future agreements. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Coast with respect to the foregoing shall be added to and become part of the Obligations, and shall be payable on demand. Coast may charge the foregoing to Borrower's loan account and the foregoing shall thereafter bear interest at the same rate applicable to the Receivable Loans. In no event shall Coast's rights under the foregoing power of attorney or any of Coast's other rights under this Agreement be deemed to indicate that Coast is in control of the business, management or properties of Borrower.

            7.5 Application of Proceeds. All proceeds realized as the result of any sale of the Collateral shall be applied by Coast first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Coast in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Coast shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to Coast for any deficiency. If, Coast, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Coast shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Coast of the cash therefor.

            7.6 Remedies Cumulative. In addition to the rights and remedies set forth in this Agreement, Coast shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Coast and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Coast of one or more of its rights or remedies shall not be deemed an election, nor bar Coast from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Coast to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

            8. Definitions. As used in this Agreement, the following terms have the following meanings:

            "Account Debtor" means the obligor on a Receivable.

            "Affiliate" means, with respect to any Person, a relative, partner, shareholder, director, officer, or employee of such Person, or any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

            "Business Day" means a day on which Coast is open for business.

            "Code" means the Uniform Commercial Code as adopted and in effect in the State of California from time to time.

            "Collateral" has the meaning set forth in Section 2.1 above.

            "Default" means any event which with notice or passage of time or both, would constitute an Event of Default.

            "Deposit Account" has the meaning set forth in Section 9105 of the Code.

            "Eligible Inventory" means Inventory which Coast, in its sole judgment, deems eligible for borrowing, based on such considerations as Coast may from time to time deem appropriate. Without limiting the fact that the determination of which Inventory is eligible for borrowing is a matter of Coast's discretion, Inventory which does not meet

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the following requirements will not be deemed to be Eligible Inventory:
Inventory which (i) consists of finished goods, in good, new and salable condition which is not perishable, not obsolete or unmerchantable, and is not comprised of raw materials, work in process, packaging materials or supplies;
(ii) meets all applicable governmental standards; (iii) has been manufactured in compliance with the Fair Labor Standards Act; (iv) conforms in all respects to the warranties and representations set forth in this Agreement; (v) is at all times subject to Coast's duly perfected, first priority security interest; and
(vi) is situated at a one of the locations set forth on the Schedule.

            "Eligible Receivables" means Receivables arising in the ordinary course of Borrower's business from the sale of goods or rendition of services, which Coast, in its good faith business judgment, shall deem eligible for borrowing, based on such considerations as Coast may from time to time deem appropriate. Without limiting the generality of the foregoing, Eligible Receivables shall exclude (a) Receivables that remain unpaid more than 90 days past invoice date, (b) Receivables from the federal, state and local governments, governmental agencies, governmental units, and subdivisions thereof where the required documents and papers pursuant to applicable law, rule, regulation or policy (including, but not limited to, the Federal Claims Act) is not provided, (c) foreign Receivables other than foreign Receivables (i) that are backed by letters of credit in form, content and amount and issued by financial institutions acceptable to Coast in its sole discretion, or (ii) where the Account Debtors have verifiable credit histories over a 6 to 12 month period that are acceptable to Coast in its sole discretion, or (iii) where the Account Debtors are foreign subsidiaries or divisions of U.S. companies that Coast, in its sole discretion deems creditworthy, or (iv) where the Account Debtors have credit insurance acceptable to Coast in its sole discretion.

            "Equipment" means all of Borrower's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

            "Event of Default" means any of the events set forth in Section 7.1 of this Agreement.

            "General Intangibles" means all general intangibles of Borrower, whether now owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Coast, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables) and, without limiting the generality of the foregoing, the trademarks and patents listed on Exhibit "A" to the Schedule.

            "Inventory" means all of Borrower's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit, and including without limitation all farm products), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

            "Maximum Dollar Amount" has the meaning set forth in Section 1 of the Schedule.

            "Obligations" means the Pre-Existing Obligations, all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Coast, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, opening of a letter

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of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Coast in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and Coast.

            "Permitted Liens" means the following: (i) purchase money security interests in specific items of Equipment; (ii) leases of specific items of Equipment; (iii) liens for taxes not yet payable; (iv) additional security interests and liens consented to in writing by Coast, which consent shall not be unreasonably withheld; (v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods. Coast will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on Coast's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Coast, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

            "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

            "Receivables" means all of Borrower's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, documents and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

      Other Terms. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with generally accepted accounting principles, consistently applied. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

            9. GENERAL PROVISIONS.

            9.1 Interest Computation. In computing interest on the Obligations, all checks, wire transfers and other items of payment received by Coast (including proceeds of Receivables and payment of the Obligations in full) shall be deemed applied by Coast on account of the Obligations three Business Days after receipt by Coast of immediately available funds, and, for purposes of the foregoing, any such funds received after 10:30 AM on any day shall be deemed received on the next Business Day. Coast shall not, however, be required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to Coast in its sole discretion, and Coast may charge Borrower's loan account for the amount of any item of payment which is returned to Coast unpaid.

            9.2 Application of Payments. All payments with respect to the Obligations may be applied, and in Coast's sole discretion reversed and re-applied, to the Obligations, in such order and manner as Coast shall determine in its sole discretion.

            9.3 Charges to Accounts. Coast may, in its discretion, require that Borrower pay monetary Obligations in cash to Coast, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans. Coast may also, in its discretion, charge any monetary Obligations to Borrower's Deposit Accounts maintained with Coast.

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            9.4 Monthly Accountings. Coast shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement. Such account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by Coast), unless Borrower notifies Coast in writing to the contrary within ninety days after each account is rendered, describing the nature of any alleged errors or omissions.

            9.5 Notices. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed to Coast or Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. Notices to Coast shall be directed to the Commercial Finance Division, to the attention of the Division Manager or the Division Credit Manager. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid.

            9.6 Severability. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

            9.7 Integration. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and Coast and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

            9.8 Waivers. The failure of Coast at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and Coast shall not waive or diminish any right of Coast later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to Coast shall be deemed to have been waived by any act or knowledge of Coast or its agents or employees, but only by a specific written waiver signed by an authorized officer of Coast and delivered to Borrower. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by Coast on which Borrower is or may in any way be liable, and notice of any action taken by Coast, unless expressly required by this Agreement.

            9.9 No Liability for Ordinary Negligence. Neither Coast, nor any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Coast shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Borrower or any other party through the ordinary negligence of Coast, or any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Coast, but nothing herein shall relieve Coast from liability for its own gross negligence or willful misconduct.

            9.10 Amendment. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of Coast.

            9.11 Time of Essence. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

            9.12 Attorneys Fees, Costs and Charges. Borrower shall reimburse Coast for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Coast, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Coast incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute

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any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Coast's security interest in, the Collateral; and otherwise represent Coast in any litigation relating to Borrower. If either Coast or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. Borrower shall also pay Coast's standard charges for returned checks and for wire transfers, in effect from time to time. All attorneys' fees, costs and charges to which Coast may be entitled pursuant to this Paragraph may be charged by Coast to Borrower's loan account and shall thereafter bear interest at the same rate as the Receivable Loans.

            9.13 Benefit of Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and Coast; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Coast, and any prohibited assignment shall be void. No consent by Coast to any assignment shall release Borrower from its liability for the Obligations.

            9.14 Publicity. Subject to Borrower's prior written consent, Coast is hereby authorized, at its expense, to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.

            9.15 Joint and Several Liability. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

            9.16 Limitation of Actions. Any claim or cause of action by Borrower against Coast, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Loan Agreement, or any other present or future document or agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by Coast, its directors, officers, employees, agents, accountants or attorneys, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based, and the service of a summons and complaint on an officer of Coast, or on any other person authorized to accept service on behalf of Coast, within thirty (30) days thereafter. Borrower agrees that such one-year period is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by the written consent of Coast in its sole discretion. This provision shall survive any termination of this Loan Agreement or any other present or future agreement.

            9.17 Paragraph Headings; Construction. Paragraph headings are only used in this Agreement for convenience. Borrower and Coast acknowledge that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term "including", whenever used in this Agreement, shall mean "including (but not limited to)". This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Coast or Borrower under any rule of construction or otherwise.

9.18 Governing Law; Jurisdiction; Venue. This Agreement and all acts and transactions hereunder and all rights and obligations of Coast and Borrower shall be governed by the laws of the State of California. As a material part of the consideration to Coast to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at Coast's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County;
(ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

            --------------------------------------------------------------------

9.19 Mutual Waiver of Jury Trial. Borrower and COAST each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to, this Agreement or any other present or future instrument or agreement between COAST and Borrower, or any conduct, acts or omissions of COAST or Borrower or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with COAST or Borrower, in all of the foregoing cases, whether sounding in contract or tort or otherwise.

Borrower:

      CRAY COMMUNICATIONS, INC.,
      A DELAWARE CORPORATION


      By: /s/ Par Chadha
          ---------------------------

      Title: CEO
             ------------------------

      By: /s/ Christopher Sue
          ---------------------------

      Title:      CFO
            -------------------------

Coast:

      COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association


      By: /s/ Barbera Nitkin
          ---------------------------

      Title: VP
             ------------------------

            --------------------------------------------------------------------

                                   Schedule to

                           Loan and Security Agreement

Borrower:         Cray Communications, Inc., a Delaware corporation
Address:          2800 28th Street, Suite 100
                  Santa Monica, California 90405

Date:             September 27, 1996

This Schedule forms an integral part of the Loan and Security Agreement between Coast Business Credit, a division of Southern Pacific Thrift & Loan Association, and the above-borrower of even date.

================================================================================

1. Credit Limit

   (Section 1.1):  Loans in a total amount at any time outstanding not to exceed the lesser of a total of $5,000,000 at any one time outstanding (the "Maximum Dollar Amount"), or the sum of (a) and (b) below:

                        (a) Loans (the "Receivable Loans") in an amount not to exceed 80% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above), plus (b) Loans (the "Inventory Loans") in an amount not to exceed the lesser of:
                              (1) 30% of the value of Borrower's Eligible
                              Inventory (as defined in Section 8 above), calculated at the lower of cost or market value and determined on a first-in, first-out basis, or
                              (2) $1,500,000.00.

================================================================================

2. Interest.
     Interest Rate
     (Section 1.2):     A rate equal to the "Prime Rate" plus 2-1/2% per annum,
                        calculated on the basis of a 360-day year for the actual number of days elapsed. The interest rate applicable to all Loans shall be adjusted monthly as of the first day of each month, and the interest to be charged for each month shall be based on the highest "Prime Rate" in effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than 8% per annum. "Prime Rate" means the actual
                        "Reference Rate" or the substitute therefor of the Bank of America NT & SA whether or not that rate is the lowest interest rate

            --------------------------------------------------------------------

                        charged by said bank. If the Prime Rate, as defined, is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate on corporate loans at large U.S. money center commercial banks.

     Minimum Monthly
     Interest
     (Section 1.2):     An amount not less than the interest that would be
                        payable based upon a daily Loan balance of $1,000,000.00.

================================================================================

3. Fees (Section 1.3):

     Loan Fee:          $50,000.00 payable concurrently herewith.
                        ----------
     Facility Fee:      $3,500.00 per quarter, payable in advance (pro rated
                        ----------for any partial month at the beginning of the
                                  term of this Agreement).

================================================================================

4. Maturity Date
   (Section 6.1):       2/1/99 subject to automatic renewal as provided in
                        Section 6.1 above, and early termination as provided in
                        Section 6.2 above.

   Early Termination
   Fee
   (Section 6.2):       An amount equal to 2% of the Maximum Dollar Amount (as
                        defined in the Schedule), if termination occurs on or before the first anniversary of the date of this Agreement; 1% of the Maximum Dollar Amount, if termination occurs after the first anniversary and on or before the second anniversary of the date of this Agreement; and 1/2% of the Maximum Dollar Amount, if termination occurs after the second anniversary and on or before the third anniversary of the date of this Agreement.

================================================================================

5. Reporting.

   (Section 5.3): Borrower shall provide Coast with the following:

                  1. Monthly Receivable agings, aged by invoice date, within ten days after the end of each month. The Receivable reports to also provide breakdown between domestic commercial Receivables, foreign commercial Receivables, and government receivables (including identity of governmental agency).

                  2. Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers within ten days after the end of

            --------------------------------------------------------------------

                        each month. From and after funding, no accounts payable shall be over 60 days from invoice date.

                  3. Monthly perpetual inventory reports for the Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with generally accepted accounting principles) or such other inventory reports as are reasonably requested by Coast, all within ten days after the end of each month. Such inventory reports shall contain a breakdown of raw materials, work in process and finished goods.

                  4. All annual 10K's, quarterly 10Q's, and all other filings, reports and notices for Osicom Technologies, Inc.,. and affiliates filed with the Securities and Exchange Commission ("Filings"). All Filings required by applicable law, rule or regulation shall be made prior to delinquency. Copies of all such Filings shall be provided to Coast not later than 5 days after the same are filed with the Securities and Exchange Commission. Internally prepared consolidating quarterly and year end statements shall be provided as soon as available but in no event later than 45 days after the end of the quarter and 90 days after year end.

                  5. Updated lists of all of Borrower's customers including customer names, addresses, and phone numbers. Such lists shall be provided to Coast within 5 after request is made by Coast for such lists. If not specifically requested, such lists shall be provided to Coast no later than 5 days after the end of each fiscal quarter of Borrower.

                  6. (A) Annual financial statements, as soon as available, but in no event later than 90 days following the end of Borrower's fiscal year, certified by independent certified public accountants acceptable to Coast. Prior to funding, Borrower must provide Coast with audited financial statements of Borrower for the period ended 4/30/96, which statements must be satisfactory to Coast in accordance with Coast's loan underwriting criteria.

                        (B) Monthly and quarterly internal financial statements for Borrower and its affiliates as soon as available, but in no event later than 30 days and 45 days after the end of the applicable monthly and quarterly accounting periods, respectively. The monthly, internally prepared financial statements need only be in such form and contain such information as is supplied to management. The quarterly, internally prepared financial statements shall include or be accompanied by appropriate disclosures of material changes in the financial condition or financial performance and/or explanation of significant matters of an accounting or management nature.

                  7. Proof of payment of all income taxes, penalties and interest for the fiscal years ended April, 1993 and April, 1994.

            --------------------------------------------------------------------

                  8. The existing lockbox arrangement with NationsBank to be switched to Coast.

================================================================================

6. Borrower Information:

     Prior Names of
     Borrower
     (Section 3.2):     Dowty Communications, Inc.; Case/Datatel, Inc.; Case
                        Communications, Inc.; Case Rixon Communications, Inc.;
                        Rixon Inc.

     Trade Names of
     Borrower
     (Section 3.2):     Dowty Communications; Case/Datatel/ Case Communications;
                        Case-Rixon Communications

     Other Locations:
     Addresses
     (Section 3.3):

                        9020 Junction Drive
                        Annapolis Junction, Maryland 20701

                        7200 Riverwood Drive
                        Columbia, Maryland

                        2100 S.E. Main St., Suite 340
                        Oakbrook Terrace, Illinois 60108

                        307 Fellowship Drive, Suite 112
                        Mt. Laurel, New Jersey 08054

                        5050 Quorom Drive, Suites 36 and 38
                        Dallas, Texas 75240

            --------------------------------------------------------------------

     Taxes. There is potential tax liability for tax years ending 4/30/93 and 4/30/94 as described in Arthur Anderson report. There is an ongoing IRS audit to which the Corporation is responding.

================================================================================
     Litigation
     (Section 3.10):    None.

================================================================================
7. Other PROVISIONS:    All Obligations of Borrower to Coast shall be guarantied
                        by Osicom Technologies, Inc.

================================================================================

Borrower:                                   Coast:

    CRAY COMMUNICATIONS, INC.,              COAST BUSINESS CREDIT, a division of
    a Delaware corporation                  Southern Pacific Thrift & Loan
                                            Association


    By /s/ Par Chadha                       By /s/ Barbera Nitkin
       ---------------------------             ------------------------------

    Title CEO                               Title VP
          ------------------------                ---------------------------

            --------------------------------------------------------------------

            Continuing Guaranty

            Guarantor:        B&T Holdings, Inc., a Delaware corporation

            Address:          2800 28th Street, Suite 100

                              Santa Monica, California 90405

            Borrower:         Cray Communications, Inc., a Delaware corporation

            Address:          9020 Junction Drive

                              Annapolis Junction, MD 20791

            Date:             September 27, 1996

            This Continuing Guaranty is executed by the above-named guarantor ("Guarantor"), as of the above date, in favor of COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California 90025, with respect to the Indebtedness of Cray Communications, Inc., a Delaware corporation ("Borrower").

            1. Continuing Guaranty. Guarantor hereby unconditionally guarantees and promises to pay on demand to Coast, at the address indicated above, or at such other address as Coast may direct, in lawful money of the United States, and to perform for the benefit of Coast, all Indebtedness of Borrower now or hereafter owing to or held by Coast. As used herein, the term "Indebtedness" is used in its most comprehensive sense and shall mean and include without limitation: (a) any and all debts, duties, obligations, liabilities, representations, warranties and guaranties of Borrower or any one or more of them, heretofore, now, or hereafter made, incurred, or created, whether directly to Coast or acquired by Coast by assignment or otherwise, or held by Coast on behalf of others, however arising, whether voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated, certain or uncertain, determined or undetermined, monetary or nonmonetary, written or oral, and whether Borrower may be liable individually or jointly with others, and regardless of whether recovery thereon may be or hereafter become barred by any statute of limitations, discharged or uncollectible in any bankruptcy, insolvency or other proceeding, or otherwise unenforceable; and (b) any and all amendments, modifications, renewals and extensions of any or all of the foregoing, including without limitation amendments, modifications, renewals and extensions which are evidenced by any new or additional instrument, document or agreement; and (c) any and all attorneys' fees, court costs, and collection charges incurred in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor, or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof. As used herein, the term "Borrower" shall include any successor to the business and assets of

                                                           Coast Business Credit
               Continuing Guaranty
            --------------------------------------------------------------------

Borrower, and shall also include Borrower in its capacity as a debtor or debtor in possession under the federal Bankruptcy Code, and any trustee, custodian or receiver for Borrower or any of its assets, should Borrower hereafter become the subject of any bankruptcy or insolvency proceeding, voluntary or involuntary; and all indebtedness, liabilities and obligations incurred by any such person shall be included in the Indebtedness guaranteed hereby. This Guaranty is given in consideration for credit and other financial accommodations which may, from time to time, be given by Coast to Borrower in Coast's sole discretion, but Guarantor acknowledges and agrees that acceptance by Coast of this Guaranty shall not constitute a commitment of any kind by Coast to extend such credit or other financial accommodation to Borrower or to permit Borrower to incur Indebtedness to Coast. All sums due under this Guaranty shall bear interest from the date due until the date paid at the highest rate charged with respect to any of the Indebtedness.

            2. Waivers. Guarantor hereby waives: (a) presentment for payment, notice of dishonor, protest, and notice thereof as to any instrument, and all other notices and demands to which Guarantor might be entitled, including without limitation notice of all of the following: the acceptance hereof; the creation, existence, or acquisition of any Indebtedness; the amount of the Indebtedness from time to time outstanding; disposition of any property which secures any or all of the Indebtedness or which secures the obligations of any other guarantor of any or all of the Indebtedness; any adverse change in Borrower's financial position; any other fact which might increase Guarantor's risk; any default, partial payment or non-payment of all or any part of the Indebtedness; any and all agreements and arrangements between Coast and Borrower and any changes, modifications, or extensions thereof, and any revocation, modification or release of any guaranty of any or all of the Indebtedness by any person (including without limitation any other person signing this Guaranty);
(b) any right to require Coast to institute suit against, or to exhaust its rights and remedies against, Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Indebtedness, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with Coast or any indebtedness of Coast to Borrower, or to exercise any other right or power, or pursue any other remedy Coast may have; (c) any defense arising by reason of any disability or other defense of Borrower or any other guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of Borrower or any other guarantor or any endorser, co-maker or other person, with respect to all or any part of the Indebtedness, or by reason of any act or omission of Coast or others which directly or indirectly results in the discharge or release of Borrower or any other guarantor or any other person or any Indebtedness or any security therefor, whether by operation of law or otherwise; (d) any defense arising by reason of any failure of Coast to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of Borrower or any other person; (e) any defense based upon any failure of Coast to give Guarantor notice of any sale or other disposition of any property securing any or all of the Indebtedness, or any defects in any such notice that may be given, or any failure of Coast to comply with any provision of applicable law in enforcing any security interest in or lien upon any property securing any or all of the Indebtedness including, but not limited to, any failure by Coast to dispose of any property securing any or all of the Indebtedness in a commercially reasonable manner; (f) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Borrower or any other guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Indebtedness (including without limitation any interest thereon), in or as a result of any such proceeding; and (g) the benefit of any and all statutes of limitation with respect to any action based upon, arising out of or related to this Guaranty. Until all of the Indebtedness has been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of all of the Indebtedness. If any claim is ever made upon Coast for repayment or recovery of any amount or amounts received by Coast in payment of or on account of any of the Indebtedness, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and Coast repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Coast or any of its property, or by reason of any settlement or compromise of any such claim effected by Coast with any such claimant (including without limitation the Borrower), then and in any such event, Guarantor agrees that any such judgment, decree, order, settlement and compromise shall be binding upon Guarantor, notwithstanding any revocation or release of this Guaranty or the cancellation of any note or other instrument evidencing any of the Indebtedness, or any

                                                           Coast Business Credit
               Continuing Guaranty
            --------------------------------------------------------------------

release of any of the Indebtedness, and the Guarantor shall be and remain liable to Coast under this Guaranty for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by Coast, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Guaranty. Until all of the Indebtedness has been irrevocably paid and performed in full, Guarantor hereby expressly and unconditionally waives all rights of subrogation, reimbursement and indemnity of every kind against Borrower, and all rights of recourse to any assets or property of Borrower, and all rights to any collateral or security held for the payment and performance of any Indebtedness, including (but not limited to) any of the foregoing rights which Guarantor may have under any present or future document or agreement with any Borrower or other person, and including (but not limited to) any of the foregoing rights which Guarantor may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine. Neither Coast, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Coast shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Guarantor or any other party through the ordinary negligence of Coast, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Coast.

            3. Consents. Guarantor hereby consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Coast may, from time to time before or after revocation of this Guaranty, do any one or more of the following in Coast's sole and absolute discretion: (a) accelerate, accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Indebtedness; (b) grant any other indulgence to Borrower or any other person in respect of any or all of the Indebtedness or any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Indebtedness or any guaranty of any or all of the Indebtedness, or on which Coast at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action which results in the release of, any one or more endorsers or guarantors of all or any part of the Indebtedness, including, without limitation one or more parties to this Guaranty, regardless of any destruction or impairment of any right of contribution or other right of Guarantor; (e) amend, alter or change in any respect whatsoever any term or provision relating to any or all of the Indebtedness, including the rate of interest thereon; (f) apply any sums received from Borrower, any other guarantor, endorser, or co-signer, or from the disposition of any collateral or security, to any indebtedness whatsoever owing from such person or secured by such collateral or security, in such manner and order as Coast determines in its sole discretion, and regardless of whether such indebtedness is part of the Indebtedness, is secured, or is due and payable; (g) apply any sums received from Guarantor or from the disposition of any collateral or security securing the obligations of Guarantor, to any of the Indebtedness in such manner and order as Coast determines in its sole discretion, regardless of whether or not such Indebtedness is secured or is due and payable. Guarantor consents and agrees that Coast shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Indebtedness. Guarantor further consents and agrees that Coast shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Indebtedness. Without limiting the generality of the foregoing, Coast shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Indebtedness.

            4. Account Stated. Coast's books and records showing the account between it and the Borrower shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. Coast's monthly statements rendered to the Borrower shall be binding upon the Guarantor (whether or not the Guarantor receives copies thereof), and shall constitute an account stated between Coast and the Borrower, unless Coast receives a written statement of the Borrower's exceptions within 30 days after the statement was mailed to the Borrower. The Guarantor assumes full responsibility for obtaining copies of such monthly statements from the Borrower, if the Guarantor desires such copies.

            5. Exercise of Rights and Remedies; Foreclosure of Trust Deeds. Guarantor

                                                           Coast Business Credit
               Continuing Guaranty
            --------------------------------------------------------------------

consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Coast may, from time to time, before or after revocation of this Guaranty, exercise any right or remedy it may have with respect to any or all of the Indebtedness or any property securing any or all of the Indebtedness or any guaranty thereof, including without limitation judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor expressly waives any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of Guarantor's rights, including without limitation, any destruction of Guarantor's right of subrogation against Borrower and any destruction of Guarantor's right of contribution or other right against any other guarantor of any or all of the Indebtedness or against any other person, whether by operation of Sections 580a, 580d or 726 of the California Code of Civil Procedure, or any comparable provisions of the laws of any other jurisdiction, or any other statutes or rules of law now or hereafter in effect, or otherwise. Without limiting the generality of the foregoing, (a) Guarantor waives all rights and defenses arising out of an election of remedies by Coast, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any of the Indebtedness, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise. (b) Guarantor further waives all rights and defenses arising out of an election of remedies by Coast, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any of the Indebtedness, has destroyed the guarantor's rights of subrogation, reimbursement and contribution against any other guarantor of the guaranteed obligation, by the operation of Section 580d of the Code of Civil Procedure or otherwise. (c) Guarantor understands that if Coast forecloses any present or future trust deed, which secures any or all of the Indebtedness or which secures any other guaranty of any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor may, as a result, have a complete defense to liability under this Guaranty, based on the legal doctrine of estoppel and Sections 580a, 580d or 726 of the California Code of Civil Procedure, and Guarantor hereby expressly waives all such defenses. (d) Guarantor understands and agrees that, in the event Coast in its sole discretion forecloses any trust deed now or hereafter securing any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor will remain liable to Coast for any deficiency, even though Guarantor will lose his right of subrogation against the Borrower, and even though Guarantor will be unable to recover from the Borrower the amount of the deficiency for which Guarantor is liable, and even though Guarantor may have retained his right of subrogation against Borrower if Coast had foreclosed said trust deed by judicial foreclosure as opposed to nonjudicial foreclosure, and even though absent the waivers set forth herein Guarantor may have had a complete defense to any liability for any deficiency hereunder. (e) Guarantor understands and agrees that, in the event Coast in its sole discretion forecloses any trust deed now or hereafter securing any other guaranty of any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor will remain liable to Coast for any deficiency, even though Guarantor will lose his right of subrogation or contribution against the other guarantor, and even though Guarantor will be unable to recover from the other guarantor any part of the deficiency for which Guarantor is liable, and even though Guarantor may have retained his right of subrogation or contribution against the other guarantor if Coast had foreclosed said trust deed by judicial foreclosure as opposed to nonjudicial foreclosure, and even though absent the waivers set forth herein Guarantor may have had a complete defense to any liability for any deficiency hereunder.

            6. Acceleration. Notwithstanding the terms of all or any part of the Indebtedness, the obligations of the Guarantor hereunder to pay and perform all of the Indebtedness shall, at the option of Coast, immediately become due and payable, without notice, and without regard to the expressed maturity of any of the Indebtedness, in the event: (a) any warranty, representation, statement, report, or certificate made or delivered to Coast by Borrower or Guarantor, or any of their respective officers, partners, employees, or agents, is incorrect, false, untrue, or misleading when given in any material respect; or (b) Borrower or Guarantor shall fail to pay or perform when due all or any part of the Indebtedness; or (c) Guarantor shall fail to pay or perform within 5 days after the same is due any indebtedness or obligation of Guarantor to Coast or to any parent, subsidiary or corporate affiliate of Coast, whether under this Guaranty or any other instrument, document, or agreement heretofore or hereafter entered into; or (d) there occurs in Coast's judgment a material impairment of the prospect of payment or performance of any or all of the Indebtedness; or (e) any event shall occur which does result in the acceleration of the maturity of any indebtedness of Borrower or Guarantor to others (regardless of any requirement of notice, opportunity to cure or other condition prior to the exercise of any right of acceleration); or (f) Borrower or Guarantor shall fail promptly to perform or comply with any term or

                                                           Coast Business Credit
               Continuing Guaranty
            --------------------------------------------------------------------

condition of any agreement with any third party which does or may result in a material adverse effect on the business of Borrower or Guarantor unless timely cured or waived in writing by such third party; or (g) there shall be made or exist any levy, assessment, attachment, seizure, lien, or encumbrance for any cause or reason whatsoever upon all or any part of the property of Borrower or Guarantor (unless discharged by payment, release or bond not more than ten days after such event has occurred); or (h) there shall occur the dissolution, termination of existence, insolvency, or business failure of Borrower or Guarantor, or the appointment of a receiver, trustee or custodian for Borrower or Guarantor or all or any part of the property of either of them, or the assignment for the benefit of creditors by Borrower or Guarantor, or the commencement of any proceeding by or against Borrower or Guarantor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect; or (i) Borrower or Guarantor shall be deceased or declared incompetent by any court or a guardian or conservator shall be appointed for either of them or for the property of either of them; or (j) Guarantor or Borrower shall generally not pay their respective debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any such agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management, or control of the business of either of them; or (k) Borrower or Guarantor shall conceal, remove or permit to be concealed or removed any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall make any transfer of its property to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid; or (l) the board of directors or shareholders of Borrower or Guarantor shall adopt any resolution or plan for its dissolution or the liquidation of all or substantially all of its assets; or
(m) Guarantor shall revoke this Guaranty or contest or deny liability under this Guaranty. All of the foregoing are hereinafter referred to as "Events of Default".

            7. Right to Attachment Remedy. Guarantor agrees that, notwithstanding the existence of any property securing any or all of the Indebtedness, Coast shall have all of the rights of an unsecured creditor of Guarantor, including without limitation the right to obtain a temporary protective order and writ of attachment against Guarantor with respect to any sums due under this Guaranty. Guarantor further agrees that in the event any property secures the obligations of Guarantor under this Guaranty, to the extent that Coast, in its sole and absolute discretion, determines prior to the disposition of such property that the amount to be realized by Coast therefrom may be less than the indebtedness of the Guarantor under this Guaranty, Coast shall have all the rights of an unsecured creditor against Guarantor, including without limitation the right of Coast, prior to the disposition of said property, to obtain a temporary protective order and writ of attachment against Guarantor. Guarantor waives the benefit of Section 483.010(b) of the California Code of Civil Procedure and of any and all other statutes and rules of law now or hereafter in effect requiring Coast to first resort to or exhaust all such collateral before seeking or obtaining any attachment remedy against Guarantor. Coast shall have no liability to Guarantor as a result thereof, whether or not the actual deficiency realized by Coast is less than the anticipated deficiency on the basis of which Coast obtains a temporary protective order or writ of attachment.

            8. Indemnity. Guarantor hereby agrees to indemnify Coast and hold Coast harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including without limitation attorneys' fees), of every nature, character and description, which Coast may sustain or incur based upon or arising out of any of the Indebtedness, any actual or alleged failure to collect and pay over any withholding or other tax relating to Borrower or its employees, any relationship or agreement between Coast and Borrower, any actual or alleged failure of Coast to comply with any writ of attachment or other legal process relating to Borrower or any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by Coast relating in any way to Borrower or the Indebtedness (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of Coast or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or representing Coast). Notwithstanding any provision in this Guaranty to the contrary, the indemnity agreement set forth in this Section shall survive any termination or revocation of this Guaranty and shall for all purposes continue in full force and effect.

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                                                           Coast Business Credit
               Continuing Guaranty
            --------------------------------------------------------------------

            9. Subordination. Any and all debts, liabilities and obligations owing from Borrower to Guarantor including any security for and guaranties of any such obligations, whether now existing or hereafter arising, are hereby subordinated in right of payment to the prior payment in full of all of the Indebtedness. Except as permitted in that certain Subordination Agreement between Guarantor and Coast dated as of September, 1996, and any written amendments there, no payment in respect of any such subordinated obligations shall at any time be made to or accepted by Guarantor if at the time of such payment any Indebtedness is outstanding unless Coast, in its sole discretion, agrees to such payment in writing. The agreement by Coast to a payment on account of subordinated debt shall not constitute an agreement to the payment of any other subordinated. If any Event of Default has occurred, all debts, liabilities and obligations owing from Borrower to Guarantor shall be subordinated, Borrower and any assignee, trustee in bankruptcy, receiver, or any other person having custody or control over any or all of Borrower's property are hereby authorized and directed to pay to Coast the entire unpaid balance of the Indebtedness before making any payments whatsoever to Guarantor, whether as a creditor, shareholder, or otherwise; and insofar as may be necessary for that purpose, Guarantor hereby assigns and transfers to Coast all rights to any and all debts, liabilities and obligations owing from Borrower to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, including without limitation any payments, dividends or distributions out of the business or assets of Borrower. Any amounts received by Guarantor in violation of the foregoing provisions shall be received and held as trustee for the benefit of Coast and shall forthwith be paid over to Coast to be applied to the Indebtedness in such order and sequence as Coast shall in its sole discretion determine, without limiting or affecting any other right or remedy which Coast may have hereunder or otherwise and without otherwise affecting the liability of Guarantor hereunder. Guarantor hereby expressly waives any right to set-off or assert any counterclaim against Borrower.

            10. Revocation. This is a Continuing Guaranty relating to all of the Indebtedness, including Indebtedness arising under successive transactions which from time to time continue the Indebtedness or renew it after it has been satisfied. Guarantor waives all benefits of California Civil Code Section 2815, and agrees that the obligations of Guarantor hereunder may not be terminated or revoked in any manner except by giving written notice of revocation to Coast at its address above by registered first-class U.S. mail, postage prepaid, return receipt requested, and only as to new loans made by Coast to Borrower after actual receipt of such written notice by Coast. No termination or revocation of this Guaranty shall be effective until actual receipt of said written notice of revocation by Coast. Notwithstanding such written notice of revocation or any other act of Guarantor or any other event or circumstance, Guarantor agrees that this Guaranty and all consents, waivers and other provisions hereof shall continue in full force and effect as to any and all Indebtedness which is outstanding on or before the day following actual receipt of said written notice of revocation by Coast, and all extensions, renewals and modifications of said Indebtedness (including without limitation amendments, extensions, renewals and modifications which are evidenced by new or additional instruments, documents or agreements executed before receipt of revocation, and all attorneys' fees, court costs and collection charges, incurred before or after receipt of revocation, in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof.

            11. Independent Liability. Guarantor hereby agrees that one or more successive or concurrent actions may be brought hereon against Guarantor, in the same action in which Borrower may be sued or in separate actions, as often as deemed advisable by Coast. The liability of Guarantor hereunder is exclusive and independent of any other guaranty of any or all of the Indebtedness whether executed by Guarantor or by any other guarantor (including without limitation any other persons signing this Guaranty). The liability of Guarantor hereunder shall not be affected, revoked, impaired, or reduced by any one or more of the following: (a) the fact that the Indebtedness exceeds the maximum amount of Guarantor's liability, if any, specified herein or elsewhere (and no agreement specifying a maximum amount of Guarantor's liability shall be enforceable unless set forth in a writing signed by Coast or set forth in this Guaranty); or (b) any direction as to the application of payment by Borrower or by any other party; or (c) any other continuing or restrictive guaranty or undertaking or any limitation on the liability of any other guarantor (whether under this Guaranty or under any other agreement); or (d) any payment on or reduction of any such other guaranty or undertaking; or (e) any revocation, amendment, modification or release of any such other guaranty or undertaking; or (f) any

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                                                           Coast Business Credit
               Continuing Guaranty
            --------------------------------------------------------------------

dissolution or termination of, or increase, decrease, or change in membership of any Guarantor which is a partnership. Guarantor hereby expressly represents that he was not induced to give this Guaranty by the fact that there are or may be other guarantors either under this Guaranty or otherwise, and Guarantor agrees that any release of any one or more of such other guarantors shall not release Guarantor from his obligations hereunder either in full or to any lesser extent. If Guarantor is a married person, Guarantor hereby expressly agrees that recourse may be had against his or her separate property for all of his or her obligations hereunder.

            12. Financial Condition of Borrower. Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty at Borrower's request and based solely upon his own independent investigation of all matters pertinent hereto, and Guarantor is not relying in any manner upon any representation or statement of Coast with respect thereto. Guarantor represents and warrants that he is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting Coast to furnish to him any information now or hereafter in Coast's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty, which risks Guarantor acknowledges include without limitation the possibility that Borrower will incur additional Indebtedness for which Guarantor will be liable hereunder after Borrower's financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Borrower. Guarantor shall have no right to require Coast to obtain or disclose any information with respect to the Indebtedness, the financial condition or character of Borrower, the existence of any collateral or security for any or all of the Indebtedness, the filing by or against Borrower of any bankruptcy or insolvency proceeding, the existence of any other guaranties of all or any part of the Indebtedness, any action or non-action on the part of Coast, Borrower, or any other person, or any other matter, fact, or occurrence.

            13. Reports and Financial Statements of Guarantor. Guarantor shall, at its sole cost and expense, at any time and from time to time, prepare or cause to be prepared, and provide to Coast upon Coast's request (i) such financial statements and reports concerning Guarantor for such periods of time as Coast may designate, (ii) any other information concerning Guarantor's business, financial condition or affairs as Coast may request, and (iii) copies of any and all foreign, federal, state and local tax returns and reports of or relating to Guarantor as Coast may from time to time request. Guarantor hereby intentionally and knowingly waives any and all rights and privileges it may have not to divulge or deliver said tax returns, reports and other information which are requested by Coast hereunder or in any litigation in which Coast may be involved relating directly or indirectly to Borrower or to Guarantor. Guarantor further agrees immediately to give written notice to Coast of any adverse change in Guarantor's financial condition and of any condition or event which constitutes an Event of Default under this Guaranty. All reports and information furnished to Coast hereunder shall be complete, accurate and correct in all respects. Whenever requested, Guarantor shall further deliver to Coast a certificate signed by Guarantor (and, if Guarantor is a partnership, by all general partners of Guarantor, in their individual capacities, and, if Guarantor is a corporation, by the president and secretary of Guarantor, in their individual capacities) warranting and representing that all reports, financial statements and other documents and information delivered or caused to be delivered to Coast under this Guaranty, are complete, correct and thoroughly and accurately present the financial condition of Guarantor, and that there exists on the date of delivery of said certificate to Coast no condition or event which constitutes an Event of Default under this Guaranty.

            14. Representations and Warranties. Guarantor hereby represents and warrants that (i) it is in Guarantor's direct interest to assist Borrower in procuring credit, because Borrower is an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, (ii) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound.

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                                                           Coast Business Credit
                Continuing Guaranty
            --------------------------------------------------------------------

            15. Costs. Whether or not suit be instituted, Guarantor agrees to reimburse Coast on demand for all reasonable attorneys' fees and all other reasonable costs and expenses incurred by Coast in enforcing this Guaranty, or arising out of or relating in any way to this Guaranty, or in enforcing any of the Indebtedness against Borrower, Guarantor, or any other person, or in connection with any property of any kind securing all or any part of the Indebtedness. Without limiting the generality of the foregoing, and in addition thereto, Guarantor shall reimburse Coast on demand for all reasonable attorneys' fees and costs Coast incurs in any way relating to Guarantor, Borrower or the Indebtedness, in order to: obtain legal advice; enforce or seek to enforce any of its rights; commence, intervene in, respond to, or defend any action or proceeding; file, prosecute or defend any claim or cause of action in any action or proceeding (including without limitation any probate claim, bankruptcy claim, third-party claim, secured creditor claim, reclamation complaint, and complaint for relief from any stay under the Bankruptcy Code or otherwise); protect, obtain possession of, sell, lease, dispose of or otherwise enforce any security interest in or lien on any property of any kind securing any or all of the Indebtedness; or represent Coast in any litigation with respect to Borrower's or Guarantor's affairs. In the event either Coast or Guarantor files any lawsuit against the other predicated on a breach of this Guaranty, the prevailing party in such action shall be entitled to recover its attorneys' fees and costs of suit from the non-prevailing party.

            16. Notices. Any notice which a party shall be required or shall desire to give to the other hereunder (except for notice of revocation, which shall be governed by Section 10 of this Guaranty) shall be given by personal delivery or by telecopier or by depositing the same in the United States mail, first class postage pre-paid, addressed to Coast at its address set forth in the heading of this Guaranty and to Guarantor at his address set forth under his signature hereon, and such notices shall be deemed duly given on the date of personal delivery or one day after the date telecopied or 3 business days after the date of mailing as aforesaid. Coast and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance herewith. Guarantor shall give Coast immediate written notice of any change in his address.

            17. Claims. Guarantor agrees that any claim or cause of action by Guarantor against Coast, or any of Coast's directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Guaranty, or any other present or future agreement between Coast and Guarantor or between Coast and Borrower, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by Coast, or by Coast's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Guarantor by the commencement of an action or proceeding in a court of competent jurisdiction within Los Angeles County, California, by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Coast or any other person authorized to accept service of process on behalf of Coast, within 30 days thereafter. Guarantor agrees that such one year period is a reasonable and sufficient time for Guarantor to investigate and act upon any such claim or cause of action. The one year period provided herein shall not be waived, tolled, or extended except by a specific written agreement of Coast. This provision shall survive any termination of this Guaranty or any other agreement.

            18. Construction; Severability. If more than one person has executed this Guaranty, the term "Guarantor" as used herein shall be deemed to refer to all and any one or more such persons and their obligations hereunder shall be joint and several. Without limiting the generality of the foregoing, if more than one person has executed this Guaranty, this Guaranty shall in all respects be interpreted as though each person signing this Guaranty had signed a separate Guaranty, and references herein to "other guarantors" or words of similar effect shall include without limitation other persons signing this Guaranty. As used in this Guaranty, the term "property" is used in its most comprehensive sense and shall mean all property of every kind and nature whatsoever, including without limitation real property, personal property, mixed property, tangible property and intangible property. Words used herein in the masculine gender shall include the neuter and feminine gender, words used herein in the neuter gender shall include the masculine and feminine, words used

                                                           Coast Business Credit
                Continuing Guaranty
            --------------------------------------------------------------------

herein in the singular shall include the plural and words used in the plural shall include the singular, wherever the context so reasonably requires. If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid, void, inoperative or unenforceable, the remainder of this Guaranty and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

            19. General Provisions. Coast shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other instrument or agreement evidencing obligations of Guarantor to Coast, and against Borrower to the full extent of the Indebtedness. No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Coast's right to proceed in any other form of action or proceeding or against any other party. The failure of Coast to enforce any of the provisions of this Guaranty at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to Coast by law or under any other instrument or agreement. Time is of the essence in the performance by Guarantor of each and every obligation under this Guaranty. If Borrower is a corporation, partnership or other entity, Guarantor hereby agrees that Coast shall have no obligation to inquire into the power or authority of Borrower or any of its officers, directors, partners, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of any such power or authority shall be included in the Indebtedness guaranteed hereby. This Guaranty is the entire and only agreement between Guarantor and Coast with respect to the guaranty of the Indebtedness of Borrower by Guarantor, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby. No course of dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Guaranty. There are no conditions to the full effectiveness of this Guaranty. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and a duly authorized officer of Coast. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by Coast and its successors and assigns and shall be binding upon Guarantor and his heirs, executors, administrators, personal representatives, successors and assigns. Neither the death of Guarantor nor notice thereof to Coast shall terminate this Guaranty as to his estate, and, notwithstanding the death of Guarantor or notice thereof to Coast, this Guaranty shall continue in full force and effect with respect to all Indebtedness, including without limitation Indebtedness incurred or created after the death of Guarantor and notice thereof to Coast. Section headings are used herein for convenience only. Guarantor acknowledges that the same may not describe completely the subject matter of the applicable Section, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

            20. Governing Law; Venue and Jurisdiction. This instrument and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws of the State of California. In order to induce Coast to accept this Guaranty, and as a material part of the consideration therefor, Guarantor (i) agrees that all actions or proceedings relating directly or indirectly hereto shall, at the option of Coast, be litigated in courts located within Los Angeles County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Guarantor may have to transfer or change the venue of any such action or proceeding.

            21. Mutual Waiver of Right to Jury Trial. COAST AND GUARANTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS GUARANTEE OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN COAST AND GUARANTOR ; OR (III) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF COAST OR GUARANTOR OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR

                                                           Coast Business Credit
                Continuing Guaranty
            --------------------------------------------------------------------

REPRESENTING COAST OR GUARANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

            22. Receipt of Copy. Guarantor acknowledges receipt of a copy of this Guaranty.


                              B&T HOLDINGS, INC., a Delaware corporation


                              By    /s/ Sharon G. Chadha
                                    ---------------------
                              Title CEO
                                    ---------------------

            --------------------------------------------------------------------

            STATE OF CALIFORNIA           )

                                          ) ss.

            COUNTY OF ________________    )

      On _____________________, 199__, before me, __________________________
_________________________________________, Notary Public, personally appeared
_________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



                              Witness my hand and official seal.


                                                -------------------------------

                                                (Seal)

            --------------------------------------------------------------------

            Continuing Guaranty

            Guarantor:        Osicom Technologies, Inc., a New Jersey
                              corporation

            Address:          2800 28th Street, Suite 100

                              Santa Monica, California 90405

            Borrower:         Cray Communications, Inc., a Delaware corporation

                              2800 28th Street, Suite 100

                              Santa Monica, California 90405

            Date:             September 27, 1996

            This Continuing Guaranty is executed by the above-named guarantor ("Guarantor"), as of the above date, in favor of COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California 90025, with respect to the Indebtedness of Cray Communications, Inc., a Delaware corporation ("Borrower").

            1. Continuing Guaranty. Guarantor hereby unconditionally guarantees and promises to pay on demand to Coast, at the address indicated above, or at such other address as Coast may direct, in lawful money of the United States, and to perform for the benefit of Coast, all Indebtedness of Borrower now or hereafter owing to or held by Coast. As used herein, the term "Indebtedness" is used in its most comprehensive sense and shall mean and include without limitation: (a) any and all debts, duties, obligations, liabilities, representations, warranties and guaranties of Borrower or any one or more of them, heretofore, now, or hereafter made, incurred, or created, whether directly to Coast or acquired by Coast by assignment or otherwise, or held by Coast on behalf of others, however arising, whether voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated, certain or uncertain, determined or undetermined, monetary or nonmonetary, written or oral, and whether Borrower may be liable individually or jointly with others, and regardless of whether recovery thereon may be or hereafter become barred by any statute of limitations, discharged or uncollectible in any bankruptcy, insolvency or other proceeding, or otherwise unenforceable; and (b) any and all amendments, modifications, renewals and extensions of any or all of the foregoing, including without limitation amendments, modifications, renewals and extensions which are evidenced by any new or additional instrument, document or agreement; and (c) any and all attorneys' fees, court costs, and collection charges incurred in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor, or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof. As used herein, the term "Borrower" shall include any successor to the business and assets of

                                                           Coast Business Credit
                Continuing Guaranty
            --------------------------------------------------------------------

Borrower, and shall also include Borrower in its capacity as a debtor or debtor in possession under the federal Bankruptcy Code, and any trustee, custodian or receiver for Borrower or any of its assets, should Borrower hereafter become the subject of any bankruptcy or insolvency proceeding, voluntary or involuntary; and all indebtedness, liabilities and obligations incurred by any such person shall be included in the Indebtedness guaranteed hereby. This Guaranty is given in consideration for credit and other financial accommodations which may, from time to time, be given by Coast to Borrower in Coast's sole discretion, but Guarantor acknowledges and agrees that acceptance by Coast of this Guaranty shall not constitute a commitment of any kind by Coast to extend such credit or other financial accommodation to Borrower or to permit Borrower to incur Indebtedness to Coast. All sums due under this Guaranty shall bear interest from the date due until the date paid at the highest rate charged with respect to any of the Indebtedness.

            2. Waivers. Guarantor hereby waives: (a) presentment for payment, notice of dishonor, protest, and notice thereof as to any instrument, and all other notices and demands to which Guarantor might be entitled, including without limitation notice of all of the following: the acceptance hereof; the creation, existence, or acquisition of any Indebtedness; the amount of the Indebtedness from time to time outstanding; disposition of any property which secures any or all of the Indebtedness or which secures the obligations of any other guarantor of any or all of the Indebtedness; any adverse change in Borrower's financial position; any other fact which might increase Guarantor's risk; any default, partial payment or non-payment of all or any part of the Indebtedness; any and all agreements and arrangements between Coast and Borrower and any changes, modifications, or extensions thereof, and any revocation, modification or release of any guaranty of any or all of the Indebtedness by any person (including without limitation any other person signing this Guaranty);
(b) any right to require Coast to institute suit against, or to exhaust its rights and remedies against, Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Indebtedness, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with Coast or any indebtedness of Coast to Borrower, or to exercise any other right or power, or pursue any other remedy Coast may have; (c) any defense arising by reason of any disability or other defense of Borrower or any other guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of Borrower or any other guarantor or any endorser, co-maker or other person, with respect to all or any part of the Indebtedness, or by reason of any act or omission of Coast or others which directly or indirectly results in the discharge or release of Borrower or any other guarantor or any other person or any Indebtedness or any security therefor, whether by operation of law or otherwise; (d) any defense arising by reason of any failure of Coast to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of Borrower or any other person; (e) any defense based upon any failure of Coast to give Guarantor notice of any sale or other disposition of any property securing any or all of the Indebtedness, or any defects in any such notice that may be given, or any failure of Coast to comply with any provision of applicable law in enforcing any security interest in or lien upon any property securing any or all of the Indebtedness including, but not limited to, any failure by Coast to dispose of any property securing any or all of the Indebtedness in a commercially reasonable manner; (f) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Borrower or any other guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Indebtedness (including without limitation any interest thereon), in or as a result of any such proceeding; and (g) the benefit of any and all statutes of limitation with respect to any action based upon, arising out of or related to this Guaranty. Until all of the Indebtedness has been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of all of the Indebtedness. If any claim is ever made upon Coast for repayment or recovery of any amount or amounts received by Coast in payment of or on account of any of the Indebtedness, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and Coast repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Coast or any of its property, or by reason of any settlement or compromise of any such claim effected by Coast with any such claimant (including without limitation the Borrower), then and in any such event, Guarantor agrees that any such judgment, decree, order, settlement and compromise shall be binding upon Guarantor, notwithstanding any revocation or release of this Guaranty or the cancellation of any note or other instrument evidencing any of the Indebtedness, or any

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                                                           Coast Business Credit
                Continuing Guaranty
            --------------------------------------------------------------------

release of any of the Indebtedness, and the Guarantor shall be and remain liable to Coast under this Guaranty for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by Coast, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Guaranty. Until all of the Indebtedness has been irrevocably paid and performed in full, Guarantor hereby expressly and unconditionally waives all rights of subrogation, reimbursement and indemnity of every kind against Borrower, and all rights of recourse to any assets or property of Borrower, and all rights to any collateral or security held for the payment and performance of any Indebtedness, including (but not limited to) any of the foregoing rights which Guarantor may have under any present or future document or agreement with any Borrower or other person, and including (but not limited to) any of the foregoing rights which Guarantor may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine. Neither Coast, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Coast shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Guarantor or any other party through the ordinary negligence of Coast, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Coast.

            3. Consents. Guarantor hereby consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Coast may, from time to time before or after revocation of this Guaranty, do any one or more of the following in Coast's sole and absolute discretion: (a) accelerate, accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Indebtedness; (b) grant any other indulgence to Borrower or any other person in respect of any or all of the Indebtedness or any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Indebtedness or any guaranty of any or all of the Indebtedness, or on which Coast at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action which results in the release of, any one or more endorsers or guarantors of all or any part of the Indebtedness, including, without limitation one or more parties to this Guaranty, regardless of any destruction or impairment of any right of contribution or other right of Guarantor; (e) amend, alter or change in any respect whatsoever any term or provision relating to any or all of the Indebtedness, including the rate of interest thereon; (f) apply any sums received from Borrower, any other guarantor, endorser, or co-signer, or from the disposition of any collateral or security, to any indebtedness whatsoever owing from such person or secured by such collateral or security, in such manner and order as Coast determines in its sole discretion, and regardless of whether such indebtedness is part of the Indebtedness, is secured, or is due and payable; (g) apply any sums received from Guarantor or from the disposition of any collateral or security securing the obligations of Guarantor, to any of the Indebtedness in such manner and order as Coast determines in its sole discretion, regardless of whether or not such Indebtedness is secured or is due and payable. Guarantor consents and agrees that Coast shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Indebtedness. Guarantor further consents and agrees that Coast shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Indebtedness. Without limiting the generality of the foregoing, Coast shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Indebtedness.

            4. Account Stated. Coast's books and records showing the account between it and the Borrower shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. Coast's monthly statements rendered to the Borrower shall be binding upon the Guarantor (whether or not the Guarantor receives copies thereof), and shall constitute an account stated between Coast and the Borrower, unless Coast receives a written statement of the Borrower's exceptions within 30 days after the statement was mailed to the Borrower. The Guarantor assumes full responsibility for obtaining copies of such monthly statements from the Borrower, if the Guarantor desires such copies.

            5. Exercise of Rights and Remedies; Foreclosure of Trust Deeds. Guarantor

                                                           Coast Business Credit
                Continuing Guaranty
            --------------------------------------------------------------------

consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Coast may, from time to time, before or after revocation of this Guaranty, exercise any right or remedy it may have with respect to any or all of the Indebtedness or any property securing any or all of the Indebtedness or any guaranty thereof, including without limitation judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor expressly waives any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of Guarantor's rights, including without limitation, any destruction of Guarantor's right of subrogation against Borrower and any destruction of Guarantor's right of contribution or other right against any other guarantor of any or all of the Indebtedness or against any other person, whether by operation of Sections 580a, 580d or 726 of the California Code of Civil Procedure, or any comparable provisions of the laws of any other jurisdiction, or any other statutes or rules of law now or hereafter in effect, or otherwise. Without limiting the generality of the foregoing, (a) Guarantor waives all rights and defenses arising out of an election of remedies by Coast, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any of the Indebtedness, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise. (b) Guarantor further waives all rights and defenses arising out of an election of remedies by Coast, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any of the Indebtedness, has destroyed the guarantor's rights of subrogation, reimbursement and contribution against any other guarantor of the guaranteed obligation, by the operation of Section 580d of the Code of Civil Procedure or otherwise. (c) Guarantor understands that if Coast forecloses any present or future trust deed, which secures any or all of the Indebtedness or which secures any other guaranty of any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor may, as a result, have a complete defense to liability under this Guaranty, based on the legal doctrine of estoppel and Sections 580a, 580d or 726 of the California Code of Civil Procedure, and Guarantor hereby expressly waives all such defenses. (d) Guarantor understands and agrees that, in the event Coast in its sole discretion forecloses any trust deed now or hereafter securing any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor will remain liable to Coast for any deficiency, even though Guarantor will lose his right of subrogation against the Borrower, and even though Guarantor will be unable to recover from the Borrower the amount of the deficiency for which Guarantor is liable, and even though Guarantor may have retained his right of subrogation against Borrower if Coast had foreclosed said trust deed by judicial foreclosure as opposed to nonjudicial foreclosure, and even though absent the waivers set forth herein Guarantor may have had a complete defense to any liability for any deficiency hereunder. (e) Guarantor understands and agrees that, in the event Coast in its sole discretion forecloses any trust deed now or hereafter securing any other guaranty of any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor will remain liable to Coast for any deficiency, even though Guarantor will lose his right of subrogation or contribution against the other guarantor, and even though Guarantor will be unable to recover from the other guarantor any part of the deficiency for which Guarantor is liable, and even though Guarantor may have retained his right of subrogation or contribution against the other guarantor if Coast had foreclosed said trust deed by judicial foreclosure as opposed to nonjudicial foreclosure, and even though absent the waivers set forth herein Guarantor may have had a complete defense to any liability for any deficiency hereunder.

            6. Acceleration. Notwithstanding the terms of all or any part of the Indebtedness, the obligations of the Guarantor hereunder to pay and perform all of the Indebtedness shall, at the option of Coast, immediately become due and payable, without notice, and without regard to the expressed maturity of any of the Indebtedness, in the event: (a) any warranty, representation, statement, report, or certificate made or delivered to Coast by Borrower or Guarantor, or any of their respective officers, partners, employees, or agents, is incorrect, false, untrue, or misleading when given in any material respect; or (b) Borrower or Guarantor shall fail to pay or perform when due all or any part of the Indebtedness; or (c) Guarantor shall fail to pay or perform within 5 days after the same is due any indebtedness or obligation of Guarantor to Coast or to any parent, subsidiary or corporate affiliate of Coast, whether under this Guaranty or any other instrument, document, or agreement heretofore or hereafter entered into; or (d) there occurs in Coast's judgment a material impairment of the prospect of payment or performance of any or all of the Indebtedness; or (e) any event shall occur which does result in the acceleration of the maturity of any indebtedness of Borrower or Guarantor to others (regardless of any requirement of notice, opportunity to cure or other condition prior to the exercise of any right of acceleration); or (f) Borrower or Guarantor shall fail promptly to perform or comply with any term or

                                                           Coast Business Credit
                Continuing Guaranty
            --------------------------------------------------------------------

condition of any agreement with any third party which does or may result in a material adverse effect on the business of Borrower or Guarantor unless timely cured or waived in writing by such third party; or (g) there shall be made or exist any levy, assessment, attachment, seizure, lien, or encumbrance for any cause or reason whatsoever upon all or any part of the property of Borrower or Guarantor (unless discharged by payment, release or bond not more than ten days after such event has occurred); or (h) there shall occur the dissolution, termination of existence, insolvency, or business failure of Borrower or Guarantor, or the appointment of a receiver, trustee or custodian for Borrower or Guarantor or all or any part of the property of either of them, or the assignment for the benefit of creditors by Borrower or Guarantor, or the commencement of any proceeding by or against Borrower or Guarantor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect; or (i) Borrower or Guarantor shall be deceased or declared incompetent by any court or a guardian or conservator shall be appointed for either of them or for the property of either of them; or (j) Guarantor or Borrower shall generally not pay their respective debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any such agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management, or control of the business of either of them; or (k) Borrower or Guarantor shall conceal, remove or permit to be concealed or removed any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall make any transfer of its property to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid; or (l) the board of directors or shareholders of Borrower or Guarantor shall adopt any resolution or plan for its dissolution or the liquidation of all or substantially all of its assets; or
(m) Guarantor shall revoke this Guaranty or contest or deny liability under this Guaranty. All of the foregoing are hereinafter referred to as "Events of Default".

            7. Right to Attachment Remedy. Guarantor agrees that, notwithstanding the existence of any property securing any or all of the Indebtedness, Coast shall have all of the rights of an unsecured creditor of Guarantor, including without limitation the right to obtain a temporary protective order and writ of attachment against Guarantor with respect to any sums due under this Guaranty. Guarantor further agrees that in the event any property secures the obligations of Guarantor under this Guaranty, to the extent that Coast, in its sole and absolute discretion, determines prior to the disposition of such property that the amount to be realized by Coast therefrom may be less than the indebtedness of the Guarantor under this Guaranty, Coast shall have all the rights of an unsecured creditor against Guarantor, including without limitation the right of Coast, prior to the disposition of said property, to obtain a temporary protective order and writ of attachment against Guarantor. Guarantor waives the benefit of Section 483.010(b) of the California Code of Civil Procedure and of any and all other statutes and rules of law now or hereafter in effect requiring Coast to first resort to or exhaust all such collateral before seeking or obtaining any attachment remedy against Guarantor. Coast shall have no liability to Guarantor as a result thereof, whether or not the actual deficiency realized by Coast is less than the anticipated deficiency on the basis of which Coast obtains a temporary protective order or writ of attachment.

            8. Indemnity. Guarantor hereby agrees to indemnify Coast and hold Coast harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including without limitation attorneys' fees), of every nature, character and description, which Coast may sustain or incur based upon or arising out of any of the Indebtedness, any actual or alleged failure to collect and pay over any withholding or other tax relating to Borrower or its employees, any relationship or agreement between Coast and Borrower, any actual or alleged failure of Coast to comply with any writ of attachment or other legal process relating to Borrower or any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by Coast relating in any way to Borrower or the Indebtedness (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of Coast or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or representing Coast). Notwithstanding any provision in this Guaranty to the contrary, the indemnity agreement set forth in this Section shall survive any termination or revocation of this Guaranty and shall for all purposes continue in full force and effect.

                                                           Coast Business Credit
               Continuing Guaranty
            --------------------------------------------------------------------

            9. Subordination. Any and all debts, liabilities and obligations owing from Borrower to Guarantor including any security for and guaranties of any such obligations, whether now existing or hereafter arising, are hereby subordinated in right of payment to the prior payment in full of all of the Indebtedness. Except as permitted in that certain Subordination Agreement between Guarantor and Coast dated as of September, 1996, and any written amendments thereto, no payment in respect of any such subordinated obligations shall at any time be made to or accepted by Guarantor if at the time of such payment any Indebtedness is outstanding unless Coast, in its sole discretion, agrees to such payment in writing. The agreement by Coast to a payment on account of subordinated debt shall not constitute an agreement to the payment of any other subordinated. If any Event of Default has occurred, all debts, liabilities and obligations owing from Borrower to Guarantor shall be subordinated, Borrower and any assignee, trustee in bankruptcy, receiver, or any other person having custody or control over any or all of Borrower's property are hereby authorized and directed to pay to Coast the entire unpaid balance of the Indebtedness before making any payments whatsoever to Guarantor, whether as a creditor, shareholder, or otherwise; and insofar as may be necessary for that purpose, Guarantor hereby assigns and transfers to Coast all rights to any and all debts, liabilities and obligations owing from Borrower to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, including without limitation any payments, dividends or distributions out of the business or assets of Borrower. Any amounts received by Guarantor in violation of the foregoing provisions shall be received and held as trustee for the benefit of Coast and shall forthwith be paid over to Coast to be applied to the Indebtedness in such order and sequence as Coast shall in its sole discretion determine, without limiting or affecting any other right or remedy which Coast may have hereunder or otherwise and without otherwise affecting the liability of Guarantor hereunder. Guarantor hereby expressly waives any right to set-off or assert any counterclaim against Borrower.

            10. Revocation. This is a Continuing Guaranty relating to all of the Indebtedness, including Indebtedness arising under successive transactions which from time to time continue the Indebtedness or renew it after it has been satisfied. Guarantor waives all benefits of California Civil Code Section 2815, and agrees that the obligations of Guarantor hereunder may not be terminated or revoked in any manner except by giving written notice of revocation to Coast at its address above by registered first-class U.S. mail, postage prepaid, return receipt requested, and only as to new loans made by Coast to Borrower after actual receipt of such written notice by Coast. No termination or revocation of this Guaranty shall be effective until actual receipt of said written notice of revocation by Coast. Notwithstanding such written notice of revocation or any other act of Guarantor or any other event or circumstance, Guarantor agrees that this Guaranty and all consents, waivers and other provisions hereof shall continue in full force and effect as to any and all Indebtedness which is outstanding on or before the day following actual receipt of said written notice of revocation by Coast, and all extensions, renewals and modifications of said Indebtedness (including without limitation amendments, extensions, renewals and modifications which are evidenced by new or additional instruments, documents or agreements executed before receipt of revocation, and all attorneys' fees, court costs and collection charges, incurred before or after receipt of revocation, in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof.

            11. Independent Liability. Guarantor hereby agrees that one or more successive or concurrent actions may be brought hereon against Guarantor, in the same action in which Borrower may be sued or in separate actions, as often as deemed advisable by Coast. The liability of Guarantor hereunder is exclusive and independent of any other guaranty of any or all of the Indebtedness whether executed by Guarantor or by any other guarantor (including without limitation any other persons signing this Guaranty). The liability of Guarantor hereunder shall not be affected, revoked, impaired, or reduced by any one or more of the following: (a) the fact that the Indebtedness exceeds the maximum amount of Guarantor's liability, if any, specified herein or elsewhere (and no agreement specifying a maximum amount of Guarantor's liability shall be enforceable unless set forth in a writing signed by Coast or set forth in this Guaranty); or (b) any direction as to the application of payment by Borrower or by any other party; or (c) any other continuing or restrictive guaranty or undertaking or any limitation on the liability of any other guarantor (whether under this Guaranty or under any other agreement); or (d) any payment on or reduction of any such other guaranty or undertaking; or (e) any revocation, amendment, modification or release of any such other guaranty or undertaking; or (f) any

                                                           Coast Business Credit
                Continuing Guaranty
            --------------------------------------------------------------------

dissolution or termination of, or increase, decrease, or change in membership of any Guarantor which is a partnership. Guarantor hereby expressly represents that he was not induced to give this Guaranty by the fact that there are or may be other guarantors either under this Guaranty or otherwise, and Guarantor agrees that any release of any one or more of such other guarantors shall not release Guarantor from his obligations hereunder either in full or to any lesser extent. If Guarantor is a married person, Guarantor hereby expressly agrees that recourse may be had against his or her separate property for all of his or her obligations hereunder.

            12. Financial Condition of Borrower. Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty at Borrower's request and based solely upon his own independent investigation of all matters pertinent hereto, and Guarantor is not relying in any manner upon any representation or statement of Coast with respect thereto. Guarantor represents and warrants that he is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting Coast to furnish to him any information now or hereafter in Coast's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty, which risks Guarantor acknowledges include without limitation the possibility that Borrower will incur additional Indebtedness for which Guarantor will be liable hereunder after Borrower's financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Borrower. Guarantor shall have no right to require Coast to obtain or disclose any information with respect to the Indebtedness, the financial condition or character of Borrower, the existence of any collateral or security for any or all of the Indebtedness, the filing by or against Borrower of any bankruptcy or insolvency proceeding, the existence of any other guaranties of all or any part of the Indebtedness, any action or non-action on the part of Coast, Borrower, or any other person, or any other matter, fact, or occurrence.

            13. Reports and Financial Statements of Guarantor. Guarantor shall, at its sole cost and expense, at any time and from time to time, prepare or cause to be prepared, and provide to Coast upon Coast's request (i) such financial statements and reports concerning Guarantor for such periods of time as Coast may designate, (ii) any other information concerning Guarantor's business, financial condition or affairs as Coast may request, and (iii) copies of any and all foreign, federal, state and local tax returns and reports of or relating to Guarantor as Coast may from time to time request. Guarantor hereby intentionally and knowingly waives any and all rights and privileges it may have not to divulge or deliver said tax returns, reports and other information which are requested by Coast hereunder or in any litigation in which Coast may be involved relating directly or indirectly to Borrower or to Guarantor. Guarantor further agrees immediately to give written notice to Coast of any adverse change in Guarantor's financial condition and of any condition or event which constitutes an Event of Default under this Guaranty. All reports and information furnished to Coast hereunder shall be complete, accurate and correct in all respects. Whenever requested, Guarantor shall further deliver to Coast a certificate signed by Guarantor (and, if Guarantor is a partnership, by all general partners of Guarantor, in their individual capacities, and, if Guarantor is a corporation, by the president and secretary of Guarantor, in their individual capacities) warranting and representing that all reports, financial statements and other documents and information delivered or caused to be delivered to Coast under this Guaranty, are complete, correct and thoroughly and accurately present the financial condition of Guarantor, and that there exists on the date of delivery of said certificate to Coast no condition or event which constitutes an Event of Default under this Guaranty.

            14. Representations and Warranties. Guarantor hereby represents and warrants that (i) it is in Guarantor's direct interest to assist Borrower in procuring credit, because Borrower is an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, (ii) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound.

                                                           Coast Business Credit
                Continuing Guaranty
            --------------------------------------------------------------------

            15. Costs. Whether or not suit be instituted, Guarantor agrees to reimburse Coast on demand for all reasonable attorneys' fees and all other reasonable costs and expenses incurred by Coast in enforcing this Guaranty, or arising out of or relating in any way to this Guaranty, or in enforcing any of the Indebtedness against Borrower, Guarantor, or any other person, or in connection with any property of any kind securing all or any part of the Indebtedness. Without limiting the generality of the foregoing, and in addition thereto, Guarantor shall reimburse Coast on demand for all reasonable attorneys' fees and costs Coast incurs in any way relating to Guarantor, Borrower or the Indebtedness, in order to: obtain legal advice; enforce or seek to enforce any of its rights; commence, intervene in, respond to, or defend any action or proceeding; file, prosecute or defend any claim or cause of action in any action or proceeding (including without limitation any probate claim, bankruptcy claim, third-party claim, secured creditor claim, reclamation complaint, and complaint for relief from any stay under the Bankruptcy Code or otherwise); protect, obtain possession of, sell, lease, dispose of or otherwise enforce any security interest in or lien on any property of any kind securing any or all of the Indebtedness; or represent Coast in any litigation with respect to Borrower's or Guarantor's affairs. In the event either Coast or Guarantor files any lawsuit against the other predicated on a breach of this Guaranty, the prevailing party in such action shall be entitled to recover its attorneys' fees and costs of suit from the non-prevailing party.

            16. Notices. Any notice which a party shall be required or shall desire to give to the other hereunder (except for notice of revocation, which shall be governed by Section 10 of this Guaranty) shall be given by personal delivery or by telecopier or by depositing the same in the United States mail, first class postage pre-paid, addressed to Coast at its address set forth in the heading of this Guaranty and to Guarantor at his address set forth under his signature hereon, and such notices shall be deemed duly given on the date of personal delivery or one day after the date telecopied or 3 business days after the date of mailing as aforesaid. Coast and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance herewith. Guarantor shall give Coast immediate written notice of any change in his address.

            17. Claims. Guarantor agrees that any claim or cause of action by Guarantor against Coast, or any of Coast's directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Guaranty, or any other present or future agreement between Coast and Guarantor or between Coast and Borrower, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by Coast, or by Coast's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Guarantor by the commencement of an action or proceeding in a court of competent jurisdiction within Los Angeles County, California, by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Coast or any other person authorized to accept service of process on behalf of Coast, within 30 days thereafter. Guarantor agrees that such one year period is a reasonable and sufficient time for Guarantor to investigate and act upon any such claim or cause of action. The one year period provided herein shall not be waived, tolled, or extended except by a specific written agreement of Coast. This provision shall survive any termination of this Guaranty or any other agreement.

            18. Construction; Severability. If more than one person has executed this Guaranty, the term "Guarantor" as used herein shall be deemed to refer to all and any one or more such persons and their obligations hereunder shall be joint and several. Without limiting the generality of the foregoing, if more than one person has executed this Guaranty, this Guaranty shall in all respects be interpreted as though each person signing this Guaranty had signed a separate Guaranty, and references herein to "other guarantors" or words of similar effect shall include without limitation other persons signing this Guaranty. As used in this Guaranty, the term "property" is used in its most comprehensive sense and shall mean all property of every kind and nature whatsoever, including without limitation real property, personal property, mixed property, tangible property and intangible property. Words used herein in the masculine gender shall include the neuter and feminine gender, words used herein in the neuter gender shall include the masculine and feminine, words used

                                                           Coast Business Credit
                Continuing Guaranty
            --------------------------------------------------------------------

herein in the singular shall include the plural and words used in the plural shall include the singular, wherever the context so reasonably requires. If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid, void, inoperative or unenforceable, the remainder of this Guaranty and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

            19. General Provisions. Coast shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other instrument or agreement evidencing obligations of Guarantor to Coast, and against Borrower to the full extent of the Indebtedness. No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Coast's right to proceed in any other form of action or proceeding or against any other party. The failure of Coast to enforce any of the provisions of this Guaranty at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to Coast by law or under any other instrument or agreement. Time is of the essence in the performance by Guarantor of each and every obligation under this Guaranty. If Borrower is a corporation, partnership or other entity, Guarantor hereby agrees that Coast shall have no obligation to inquire into the power or authority of Borrower or any of its officers, directors, partners, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of any such power or authority shall be included in the Indebtedness guaranteed hereby. This Guaranty is the entire and only agreement between Guarantor and Coast with respect to the guaranty of the Indebtedness of Borrower by Guarantor, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby. No course of dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Guaranty. There are no conditions to the full effectiveness of this Guaranty. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and a duly authorized officer of Coast. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by Coast and its successors and assigns and shall be binding upon Guarantor and his heirs, executors, administrators, personal representatives, successors and assigns. Neither the death of Guarantor nor notice thereof to Coast shall terminate this Guaranty as to his estate, and, notwithstanding the death of Guarantor or notice thereof to Coast, this Guaranty shall continue in full force and effect with respect to all Indebtedness, including without limitation Indebtedness incurred or created after the death of Guarantor and notice thereof to Coast. Section headings are used herein for convenience only. Guarantor acknowledges that the same may not describe completely the subject matter of the applicable Section, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

            20. Governing Law; Venue and Jurisdiction. This instrument and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws of the State of California. In order to induce Coast to accept this Guaranty, and as a material part of the consideration therefor, Guarantor (i) agrees that all actions or proceedings relating directly or indirectly hereto shall, at the option of Coast, be litigated in courts located within Los Angeles County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Guarantor may have to transfer or change the venue of any such action or proceeding.

            21. Mutual Waiver of Right to Jury Trial. COAST AND GUARANTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS GUARANTEE OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN COAST AND GUARANTOR ; OR (III) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF COAST OR GUARANTOR OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR

                                                           Coast Business Credit
                Continuing Guaranty
            --------------------------------------------------------------------

REPRESENTING COAST OR GUARANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

            22. Receipt of Copy. Guarantor acknowledges receipt of a copy of this Guaranty.

            OSICOM TECHNOLOGIES, INC.,

            a New Jersey corporation


            By /s/ Sharon G. Chadha
               ----------------------------

            Title  CE0
                  -------------------------

            --------------------------------------------------------------------

            STATE OF CALIFORNIA           )

                                          ) ss.

            COUNTY OF ________________    )

      On _____________________, 199__, before me, __________________________
_________________________________________, Notary Public, personally appeared
_________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


                              Witness my hand and official seal.


                              -------------------------------

                                                (Seal)

                                                             Silicon Valley Bank
                Loan and Security Agreement
            --------------------------------------------------------------------

             Subordination Agreement

Borrower:               Cray Communications, Inc., a Delaware corporation
Address:                9020 Junction Drive
                        Annapolis Junction, MD 20791

Creditor/Investor:      B&T Holdings, Inc., a Delaware corporation
                        2800 28th Street, Suite 100
                        Santa Monica, California 90405

Date:                   September 27, 1996

            This Subordination Agreement is executed by the above-named Subordinating Creditor. ("Subordinating Creditor") in favor of Coast Business Credit, a division of Southern Pacific Thrift & Loan Association ("Coast"), whose address is 12121 Wilshire Blvd., Los Angeles, California, with respect to the above-named Borrower ("Borrower"). In order to induce Coast to extend or continue to extend financing to the Borrower (but without obligation on Coast's part to do so), the Subordinating Creditor hereby agrees as follows:

1. Subordination of Debt and Capital Subordinating Creditor hereby subordinates payment by the Borrower of any and all indebtedness, liabilities, guarantees and other obligations of the Borrower to Subordinating Creditor and return of Capital or Distributions now existing or hereafter arising (collectively, the "Subordinated Amounts"), to the payment to Coast, in full in cash, of all indebtedness, liabilities, guarantees and other obligations of the Borrower to Coast, now existing or hereafter arising (including without limitation any interest, charges and other sums accruing after the filing of a petition by or against Borrower under the Bankruptcy Code) (the "Coast Debt").

      Subordinating Creditor represents and warrants that it has not transferred or assigned the Subordinated Amounts or given any other subordination agreement in respect thereof, and that it will not do so without prior written notice to Coast and without making such transfer or assignment or subordination expressly subject to this Agreement. Subordinating Creditor agrees not to ask for, demand, sue for, take or receive all or any part of the Subordinated Amounts nor any security therefor unless and until all of the Coast Debt has been paid and performed in full, in cash; provided that, so long as no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default under any present or future document, instrument or agreement evidencing, securing or relating to the Coast Debt, both before and after giving effect to the following payments, Subordinated Creditor may accept payment of the following amounts on the Subordinated Amounts: Subordinating Creditor may accept dividends declared by Borrower and repayment of all or part of the Subordinated Amounts provided (a) such payments constitute ordinary course of business transactions, (b) such payments would not constitute an event of default and no event which, with notice or passage of time or both, would constitute an event of default under any present or future document, instrument or agreement between Borrower, Subordinating Creditor or any affiliate, on the one hand and a party other than Coast on the other hand, (c) all such payments are reported to Coast on a monthly basis, or more frequently if requested by Coast, and (d) Coast has not given notice to Subordinating Creditor that Coast has revoked the authorization of Subordinating Creditor to accept such dividends or repayments of the Subordinated Amounts, which revocation may be made by Coast if Coast in good faith believes that revocation is or may be necessary to avoid or reduce the risk of a material adverse change or impairment of Coast's rights or financial interests. Coast may further limit or condition dividends or repayments of the Subordinated Amounts upon such terms as Coast, in its sole discretion, deems appropriate, including, but not limited to, imposing dollar limits and requiring advance notice to Coast of proposed dividends and repayments in amounts which Coast, in its sole discretion, deems material.

                                                             Silicon Valley Bank
                Loan and Security Agreement
            --------------------------------------------------------------------

Subordinating Creditor further agrees that upon any distribution of the assets or readjustment of the indebtedness of the Borrower whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Subordinated Amounts, or the application of the assets of the Borrower to the payment or liquidation thereof, Coast shall be entitled to receive payment in full in cash of all of the Coast Debt prior to the payment of all or any part of the Subordinated Amounts, and in order to enable Coast to enforce its rights hereunder in any such action or proceeding, Coast is hereby irrevocably authorized and empowered in its discretion (but without any obligation on its part) to make and present for and on behalf of Subordinating Creditor such proofs of claim and proofs of interest against the Borrower on account of the Subordinated Amounts as Coast may deem expedient or proper and to vote such proofs of claim and proofs of interest in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Coast Debt. Subordinating Creditor further agrees to execute and deliver to Coast such assignments or other instruments as may be required by Coast in order to enable Coast to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Subordinated Amounts. Subordinating Creditor shall endorse all notes and other written evidence of the Subordinated Amounts with a statement that they are subordinated to the Coast Debt pursuant to the terms of this agreement, in such form as Coast shall require, and Subordinating Creditor will exhibit the originals of such notes and other written evidence of the Subordinated Amounts to Coast so that Coast can confirm that such endorsement has been made, but this Subordination Agreement shall be fully effective, even if no such endorsement is made.

  2. Modifications to Coast Debt; Waivers. Until Coast have received payment in full of all Coast Debt, the Subordinating Creditor agrees that, in addition to any other rights that Coast may have at law or in equity, Coast may at any time, and from time to time, without the Subordinating Creditor' consent and without notice to the Subordinating Creditor, renew, extend or increase any of the Coast Debt or that of any other person at any time directly or indirectly liable for the payment of any Coast Debt, accept partial payments of the Coast Debt, settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Coast Debt, make loans or advances to the Borrower secured in whole or in part by the any present or future assets securing any or all of the Coast Debt (the "Collateral") or refrain from making any loans or advances to the Borrower, change, waive, alter or vary the interest charge on, or any other terms or provisions of the Coast Debt or any present or future instrument, document or agreement between Coast and the Borrower, release, exchange, fail to perfect, delay the perfection of, fail to resort to, or realize upon any Collateral, and take any other action or omit to take any other action with respect to the Coast Debt or the Collateral as Coast deems necessary or advisable in Coast's sole discretion. Subordinating Creditor waives any right to require Coast to marshal any assets in favor of the Subordinating Creditor or against or in payment of any or all of the Coast Debt. Subordinating Creditor further waives any defense arising by reason of any claim or defense based upon an election of remedies by Coast which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes the Subordinating Creditor' subrogation rights, rights to proceed against the Borrower for reimbursement, and/or any other rights of the Subordinating Creditor. In the event of any financing of the Borrower by Coast during any bankruptcy, arrangement, or reorganization of the Borrower, the Subordinating Creditor agrees that the term "Coast Debt" shall include without limitation all indebtedness, liabilities and obligations incurred in any such proceeding, and the Subordinated Amounts shall continue to remain subordinate to the Coast Debt, and the Subordinating Creditor agrees to take such actions and execute such documents in such proceedings as may be required in order to continue such subordination.

  3. Default. The Subordinating Creditor shall promptly give Coast written notice of any default or event of default under any document, instrument or agreement evidencing, securing or relating to any of the Subordinated Amounts, and, until the Coast Debt has been paid and performed in full, the Subordinating Creditor shall not exercise any rights or remedies with respect to, the Subordinated Amounts, judicially or non-judicially, or attempt to do any of the foregoing.

  4. No Commitment. It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by Coast to continue financing arrangements with the Borrower and that Coast may terminate such arrangements at any time, in accordance with Coast's agreements with the Borrower.

  5. No Contest. Subordinating Creditor agrees not to contest the validity, perfection, priority or enforceability of Coast' security interest in the Collateral or the Coast Debt.

  6. Financial Condition of Borrower. The Subordinating Creditor is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of non-payment of the Coast Debt and the Subordinated Amounts. The Subordinating Creditor covenants that it will continue to keep itself informed as to the Borrower's financial condition and all other circumstances which bear upon the risk of non-payment of the

                                                             Silicon Valley Bank
                Loan and Security Agreement
            --------------------------------------------------------------------

Coast Debt and the Subordinated Amounts. The Subordinating Creditor waives any right to require Coast to disclose to it any information which Coast may now or hereafter acquire concerning the Borrower.

  7. Revivor. If, after payment of the Coast Debt, the Borrower thereafter becomes liable to Coast on account of the Coast Debt, as a result of any payment made on the Coast Debt for any reason being returned by Coast or being reversed, set aside, or recovered by the Borrower or any trustee or assignee for the Borrower, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Coast Debt, without the necessity of any further act or agreement between Coast and the Subordinating Creditor.

  8. General. The Subordinating Creditor agrees, upon Coast's request, to execute all such documents and instruments and take all such actions as Coast shall deem necessary or advisable in order to carry out the purposes of this Agreement. The word "indebtedness" is used in this agreement in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. Subordinating Creditor represents and warrants that it has not heretofore transferred or assigned the Subordinated Amounts, and that it will not do so without prior written notice to Coast and without making such transfer or assignment expressly subject to this Agreement. This Agreement is solely for the benefit of Coast and Coast's successors and assigns, and neither the Borrower nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. All of Coast's rights and remedies hereunder and under applicable law are cumulative and not exclusive. This Agreement sets forth in full the terms of agreement between the parties with respect to the subject matter hereof, and may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by Coast and the Subordinating Creditor. The Subordinating Creditor agrees to reimburse Coast, upon demand, for all costs and expenses (including reasonable attorneys' fees) incurred by Coast in enforcing this Agreement against Subordinating Creditor, whether or not suit be brought. In the event of any litigation between the parties based upon or arising out of this Agreement, the prevailing party shall be entitled to recover all of its costs and expenses (including without limitation attorneys fees) from the non-prevailing party. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California. As a material part of the consideration to the parties for entering into this Agreement, each party (i) agrees that all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in courts located within Los Angeles County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and (iii) waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Los Angeles County, California. This Agreement shall be binding upon the Subordinating Creditor and its successors and assigns and shall inure to the benefit of Coast and Coast's successors and assigns.

  9. Mutual Waiver of Jury Trial. Subordinating Creditor and Coast each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to: (i) this Agreement; or (ii) any other present or future instrument or agreement between Subordinating Creditor and Coast; or
(iii) any conduct, acts or omissions of Subordinating Creditor or Coast or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with Subordinating Creditor or Coast; in each of the foregoing cases, whether sounding in contract or tort or otherwise.

"Subordinating Creditor:"

      B&T Holdings, Inc., a Delaware corporation


      By /s/ Sharon G. Chadha
         ---------------------------

      Title CEO
            ------------------------

                        CONSENT AND AGREEMENT OF BORROWER

            The undersigned Borrower hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing Subordination Agreement and agrees to be bound thereby and further agrees that any default or event of default by the Borrower under any present or future instrument or agreement between the Borrower and the Subordinating Creditor shall constitute an immediate default and event of default under all present and future instruments and agreements

                                                             Silicon Valley Bank
                Loan and Security Agreement
            --------------------------------------------------------------------

between the Borrower and Coast. Borrower further agrees that, at any time and from time to time, the foregoing Agreement may be altered, modified or amended by Coast and the Subordinating Creditor without notice to or the consent of Borrower.

Borrower:

      Cray Electronics, Inc., a Delaware  corporation


      By /s/ Sharon G. Chadha
         ---------------------------

      Title CEO
            ------------------------

Accepted:

Coast:

      COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association


      By /s/ Barbara Nitkin
         ---------------------------

      Title VP
            ------------------------

                             Subordination Agreement

Borrower:               Cray Communications, Inc., a Delaware corporation
Address:                9020 Junction Drive
                        Annapolis Junction, MD 20791

Creditor/Investor:      CEH Holdings, a Delaware corporation
                        2800 28th Street, Suite 100
                        Santa Monica, California 90405

Date:                   September 27, 1996

            This Subordination Agreement is executed by the above-named Subordinating Creditor. ("Subordinating Creditor") in favor of Coast Business Credit, a division of Southern Pacific Thrift & Loan Association ("Coast"), whose address is 12121 Wilshire Blvd., Los Angeles, California, with respect to the above-named Borrower ("Borrower"). In order

                                                             Silicon Valley Bank
                Loan and Security Agreement
            --------------------------------------------------------------------

to induce Coast to extend or continue to extend financing to the Borrower (but without obligation on Coast's part to do so), the Subordinating Creditor hereby agrees as follows:

1. Subordination of Debt and Capital Subordinating Creditor hereby subordinates payment by the Borrower of any and all indebtedness, liabilities, guarantees and other obligations of the Borrower to Subordinating Creditor and return of Capital or Distributions now existing or hereafter arising (collectively, the "Subordinated Amounts"), to the payment to Coast, in full in cash, of all indebtedness, liabilities, guarantees and other obligations of the Borrower to Coast, now existing or hereafter arising (including without limitation any interest, charges and other sums accruing after the filing of a petition by or against Borrower under the Bankruptcy Code) (the "Coast Debt").

      Subordinating Creditor represents and warrants that it has not transferred or assigned the Subordinated Amounts or given any other subordination agreement in respect thereof, and that it will not do so without prior written notice to Coast and without making such transfer or assignment or subordination expressly subject to this Agreement. Subordinating Creditor agrees not to ask for, demand, sue for, take or receive all or any part of the Subordinated Amounts nor any security therefor unless and until all of the Coast Debt has been paid and performed in full, in cash; provided that, so long as no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default under any present or future document, instrument or agreement evidencing, securing or relating to the Coast Debt, both before and after giving effect to the following payments, Subordinated Creditor may accept payment of the following amounts on the Subordinated Amounts: Subordinating Creditor may accept dividends declared by Borrower and repayment of all or part of the Subordinated Amounts provided (a) such payments constitute ordinary course of business transactions, (b) such payments would not constitute an event of default and no event which, with notice or passage of time or both, would constitute an event of default under any present or future document, instrument or agreement between Borrower, Subordinating Creditor or any affiliate, on the one hand and a party other than Coast on the other hand, (c) all such payments are reported to Coast on a monthly basis, or more frequently if requested by Coast, and (d) Coast has not given notice to Subordinating Creditor that Coast has revoked the authorization of Subordinating Creditor to accept such dividends or repayments of the Subordinated Amounts, which revocation may be made by Coast if Coast in good faith believes that revocation is or may be necessary to avoid or reduce the risk of a material adverse change or impairment of Coast's rights or financial interests. Coast may further limit or condition dividends or repayments of the Subordinated Amounts upon such terms as Coast, in its sole discretion, deems appropriate, including, but not limited to, imposing dollar limits and requiring advance notice to Coast of proposed dividends and repayments in amounts which Coast, in its sole discretion, deems material.

Subordinating Creditor further agrees that upon any distribution of the assets or readjustment of the indebtedness of the Borrower whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Subordinated Amounts, or the application of the assets of the Borrower to the payment or liquidation thereof, Coast shall be entitled to receive payment in full in cash of all of the Coast Debt prior to the payment of all or any part of the Subordinated Amounts, and in order to enable Coast to enforce its rights hereunder in any such action or proceeding, Coast is hereby irrevocably authorized and empowered in its discretion (but without any obligation on its part) to make and present for and on behalf of Subordinating Creditor such proofs of claim and proofs of interest against the Borrower on account of the Subordinated Amounts as Coast may deem expedient or proper and to vote such proofs of claim and proofs of interest in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Coast Debt. Subordinating Creditor further agrees to execute and deliver to Coast such assignments or other instruments as may be required by Coast in order to enable Coast to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Subordinated Amounts. Subordinating Creditor shall endorse all notes and other written evidence of the Subordinated Amounts with a statement that they are subordinated to the Coast Debt pursuant to the terms of this agreement, in such form as Coast shall require, and Subordinating Creditor will exhibit the originals of such notes and other written evidence of the Subordinated Amounts to Coast so that Coast can confirm that such endorsement has been made, but this Subordination Agreement shall be fully effective, even if no such endorsement is made.

  2. Modifications to Coast Debt; Waivers. Until Coast have received payment in full of all Coast Debt, the Subordinating Creditor agrees that, in addition to any other rights that Coast may have at law or in equity, Coast may at any time, and from time to time, without the Subordinating Creditor' consent and without notice to the Subordinating Creditor, renew, extend or increase any of the Coast Debt or that of any other person at any time directly or indirectly liable for the payment of any Coast Debt, accept partial payments of the Coast Debt, settle, release (by operation of law or otherwise),

                                                             Silicon Valley Bank
                Loan and Security Agreement
            --------------------------------------------------------------------

compound, compromise, collect or liquidate any of the Coast Debt, make loans or advances to the Borrower secured in whole or in part by the any present or future assets securing any or all of the Coast Debt (the "Collateral") or refrain from making any loans or advances to the Borrower, change, waive, alter or vary the interest charge on, or any other terms or provisions of the Coast Debt or any present or future instrument, document or agreement between Coast and the Borrower, release, exchange, fail to perfect, delay the perfection of, fail to resort to, or realize upon any Collateral, and take any other action or omit to take any other action with respect to the Coast Debt or the Collateral as Coast deems necessary or advisable in Coast's sole discretion. Subordinating Creditor waives any right to require Coast to marshal any assets in favor of the Subordinating Creditor or against or in payment of any or all of the Coast Debt. Subordinating Creditor further waives any defense arising by reason of any claim or defense based upon an election of remedies by Coast which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes the Subordinating Creditor' subrogation rights, rights to proceed against the Borrower for reimbursement, and/or any other rights of the Subordinating Creditor. In the event of any financing of the Borrower by Coast during any bankruptcy, arrangement, or reorganization of the Borrower, the Subordinating Creditor agrees that the term "Coast Debt" shall include without limitation all indebtedness, liabilities and obligations incurred in any such proceeding, and the Subordinated Amounts shall continue to remain subordinate to the Coast Debt, and the Subordinating Creditor agrees to take such actions and execute such documents in such proceedings as may be required in order to continue such subordination.

  3. Default. The Subordinating Creditor shall promptly give Coast written notice of any default or event of default under any document, instrument or agreement evidencing, securing or relating to any of the Subordinated Amounts, and, until the Coast Debt has been paid and performed in full, the Subordinating Creditor shall not exercise any rights or remedies with respect to, the Subordinated Amounts, judicially or non-judicially, or attempt to do any of the foregoing.

  4. No Commitment. It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by Coast to continue financing arrangements with the Borrower and that Coast may terminate such arrangements at any time, in accordance with Coast's agreements with the Borrower.

  5. No Contest. Subordinating Creditor agrees not to contest the validity, perfection, priority or enforceability of Coast' security interest in the Collateral or the Coast Debt.

  6. Financial Condition of Borrower. The Subordinating Creditor is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of non-payment of the Coast Debt and the Subordinated Amounts. The Subordinating Creditor covenants that it will continue to keep itself informed as to the Borrower's financial condition and all other circumstances which bear upon the risk of non-payment of the Coast Debt and the Subordinated Amounts. The Subordinating Creditor waives any right to require Coast to disclose to it any information which Coast may now or hereafter acquire concerning the Borrower.

  7. Revivor. If, after payment of the Coast Debt, the Borrower thereafter becomes liable to Coast on account of the Coast Debt, as a result of any payment made on the Coast Debt for any reason being returned by Coast or being reversed, set aside, or recovered by the Borrower or any trustee or assignee for the Borrower, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Coast Debt, without the necessity of any further act or agreement between Coast and the Subordinating Creditor.

  8. General. The Subordinating Creditor agrees, upon Coast's request, to execute all such documents and instruments and take all such actions as Coast shall deem necessary or advisable in order to carry out the purposes of this Agreement. The word "indebtedness" is used in this agreement in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. Subordinating Creditor represents and warrants that it has not heretofore transferred or assigned the Subordinated Amounts, and that it will not do so without prior written notice to Coast and without making such transfer or assignment expressly subject to this Agreement. This Agreement is solely for the benefit of Coast and Coast's successors and assigns, and neither the Borrower nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. All of Coast's rights and remedies hereunder and under applicable law are cumulative and not exclusive. This Agreement sets forth in full the terms of agreement between the parties with respect to the subject matter hereof, and may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by Coast and the Subordinating Creditor. The Subordinating Creditor agrees to reimburse Coast, upon demand, for all costs and expenses (including reasonable attorneys' fees) incurred by Coast in enforcing this Agreement against Subordinating Creditor, whether or not suit be brought. In the event of any litigation between the parties based upon or arising out of this Agreement, the prevailing party shall be entitled

                                                             Silicon Valley Bank
                Loan and Security Agreement
            --------------------------------------------------------------------

to recover all of its costs and expenses (including without limitation attorneys fees) from the non-prevailing party. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California. As a material part of the consideration to the parties for entering into this Agreement, each party (i) agrees that all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in courts located within Los Angeles County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and (iii) waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Los Angeles County, California. This Agreement shall be binding upon the Subordinating Creditor and its successors and assigns and shall inure to the benefit of Coast and Coast's successors and assigns.

  9. Mutual Waiver of Jury Trial. Subordinating Creditor and Coast each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to: (i) this Agreement; or (ii) any other present or future instrument or agreement between Subordinating Creditor and Coast; or
(iii) any conduct, acts or omissions of Subordinating Creditor or Coast or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with Subordinating Creditor or Coast; in each of the foregoing cases, whether sounding in contract or tort or otherwise.

"Subordinating Creditor:"

      CED Holdings, Inc., a Delaware corporation


      By /s/ Sharon G. Chadha
         ---------------------------

      Title CEO
            ------------------------

                        CONSENT AND AGREEMENT OF BORROWER

            The undersigned Borrower hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing Subordination Agreement and agrees to be bound thereby and further agrees that any default or event of default by the Borrower under any present or future instrument or agreement between the Borrower and the Subordinating Creditor shall constitute an immediate default and event of default under all present and future instruments and agreements between the Borrower and Coast. Borrower further agrees that, at any time and from time to time, the foregoing Agreement may be altered, modified or amended by Coast and the Subordinating Creditor without notice to or the consent of Borrower.

Borrower:

      Cray Electronics, Inc., a Delaware  corporation


      By /s/ Sharon G. Chadha
         ---------------------------

      Title CEO
            ------------------------

Accepted:

Coast:

      COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association


      By /s/ Barbara Nitkin
         ---------------------------

      Title VP
            ------------------------

                                                             Silicon Valley Bank
                Loan and Security Agreement
            --------------------------------------------------------------------

                                                             Silicon Valley Bank
                Loan and Security Agreement
            --------------------------------------------------------------------

                     Subordination Agreement

Borrower:               Cray Communications, Inc., a Delaware corporation
Address:                9020 Junction Drive
                        Annapolis Junction, MD 20791

Creditor/Investor:      Osicom Technologies, Inc.,
                        a New Jersey corporation
                        2800 28th Street, Suite 100
                        Santa Monica, California 90405

Date:                   September 27, 1996

            This Subordination Agreement is executed by the above-named Subordinating Creditor. ("Subordinating Creditor") in favor of Coast Business Credit, a division of Southern Pacific Thrift & Loan Association ("Coast"), whose address is 12121 Wilshire Blvd., Los Angeles, California, with respect to the above-named Borrower ("Borrower"). In order to induce Coast to extend or continue to extend financing to the Borrower (but without obligation on Coast's part to do so), the Subordinating Creditor hereby agrees as follows:

            --------------------------------------------------------------------

1. Subordination of Debt and Capital Subordinating Creditor hereby subordinates payment by the Borrower of any and all indebtedness, liabilities, guarantees and other obligations of the Borrower to Subordinating Creditor and return of Capital or Distributions now existing or hereafter arising (collectively, the "Subordinated Amounts"), to the payment to Coast, in full in cash, of all indebtedness, liabilities, guarantees and other obligations of the Borrower to Coast, now existing or hereafter arising (including without limitation any interest, charges and other sums accruing after the filing of a petition by or against Borrower under the Bankruptcy Code) (the "Coast Debt").

      Subordinating Creditor represents and warrants that it has not transferred or assigned the Subordinated Amounts or given any other subordination agreement in respect thereof, and that it will not do so without prior written notice to Coast and without making such transfer or assignment or subordination expressly subject to this Agreement. Subordinating Creditor agrees not to ask for, demand, sue for, take or receive all or any part of the Subordinated Amounts nor any security therefor unless and until all of the Coast Debt has been paid and performed in full, in cash; provided that, so long as no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default under any present or future document, instrument or agreement evidencing, securing or relating to the Coast Debt, both before and after giving effect to the following payments, Subordinated Creditor may accept payment of the following amounts on the Subordinated Amounts: Subordinating Creditor may accept dividends declared by Borrower and repayment of all or part of the Subordinated Amounts provided (a) such payments constitute ordinary course of business transactions, (b) such payments would not constitute an event of default and no event which, with notice or passage of time or both, would constitute an event of default under any present or future document, instrument or agreement between Borrower, Subordinating Creditor or any affiliate, on the one hand and a party other than Coast on the other hand, (c) all such payments are reported to Coast on a monthly basis, or more frequently if requested by Coast, and (d) Coast has not given notice to Subordinating Creditor that Coast has revoked the authorization of Subordinating Creditor to accept such dividends or repayments of the Subordinated Amounts, which revocation may be made by Coast if Coast in good faith believes that revocation is or may be necessary to avoid or reduce the risk of a material adverse change or impairment of Coast's rights or financial interests. Coast may further limit or condition dividends or repayments of the Subordinated Amounts upon such terms as Coast, in its sole discretion, deems appropriate, including, but not limited to, imposing dollar limits and requiring advance notice to Coast of proposed dividends and repayments in amounts which Coast, in its sole discretion, deems material.

Subordinating Creditor further agrees that upon any distribution of the assets or readjustment of the indebtedness of the Borrower whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Subordinated Amounts, or the application of the assets of the Borrower to the payment or liquidation thereof, Coast shall be entitled to receive payment in full in cash of all of the Coast Debt prior to the payment of all or any part of the Subordinated Amounts, and in order to enable Coast to enforce its rights hereunder in any such action or proceeding, Coast is hereby irrevocably authorized and empowered in its discretion (but without any obligation on its part) to make and present for and on behalf of Subordinating Creditor such proofs of claim and proofs of interest against the Borrower on account of the Subordinated Amounts as Coast may deem expedient or proper and to vote such proofs of claim and proofs of interest in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Coast Debt. Subordinating Creditor further agrees to execute and deliver to Coast such assignments or other instruments as may be required by Coast in order to enable Coast to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Subordinated Amounts. Subordinating Creditor shall endorse all notes and other written evidence of the Subordinated Amounts with a statement that they are subordinated to the Coast Debt pursuant to the terms of this agreement, in such form as Coast shall require, and Subordinating Creditor will exhibit the originals of such notes and other written evidence of the Subordinated Amounts to Coast so that Coast can confirm that such endorsement has been made, but this Subordination Agreement shall be fully effective, even if no such endorsement is made.

  2. Modifications to Coast Debt; Waivers. Until Coast have received payment in full of all Coast Debt, the Subordinating Creditor agrees that, in addition to any other rights that Coast may have at law or in equity, Coast may at any time, and from time to time, without the Subordinating Creditor' consent and without notice to the Subordinating Creditor, renew, extend or increase any of the Coast Debt or that of any other person at any time directly or indirectly liable for the payment of any Coast Debt, accept partial payments of the Coast Debt, settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Coast Debt, make loans or advances to the Borrower secured in whole or in part by the any present or future assets securing any or all of the Coast Debt (the "Collateral") or refrain from making any loans or advances to the Borrower, change, waive, alter or vary the interest charge on, or any other terms or provisions of the Coast Debt or any present or future instrument, document or agreement between Coast and the Borrower, release, exchange, fail to perfect, delay the perfection of, fail to resort to, or realize upon any Collateral, and take any other action or omit to take any other action with respect to the Coast Debt or the Collateral as Coast deems necessary or advisable in Coast's sole discretion. Subordinating Creditor waives any right to require Coast to marshal any assets in favor of the Subordinating Creditor or against or in payment of any or all of the Coast Debt. Subordinating Creditor further waives any defense arising by reason of any claim or defense based upon an election of remedies by Coast which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes the Subordinating Creditor' subrogation rights, rights to proceed against the Borrower for reimbursement, and/or any other rights of the Subordinating Creditor. In the event of any financing of the Borrower by Coast during any bankruptcy, arrangement, or reorganization of the Borrower, the Subordinating Creditor agrees that the term "Coast Debt" shall include without limitation all indebtedness, liabilities and obligations incurred in any such proceeding, and the Subordinated Amounts shall continue to remain subordinate to the Coast Debt, and the Subordinating Creditor agrees to take such actions and execute such documents in such proceedings as may be required in order to continue such subordination.

  3. Default. The Subordinating Creditor shall promptly give Coast written notice of any default or event of default under any document, instrument or agreement evidencing, securing or relating to any of the Subordinated Amounts, and, until the Coast Debt has been paid and performed in full, the Subordinating Creditor shall not exercise any rights or remedies with respect to, the Subordinated Amounts, judicially or non-judicially, or attempt to do any of the foregoing.

  4. No Commitment. It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by Coast to continue financing arrangements with the Borrower and that Coast may terminate such arrangements at any time, in accordance with Coast's agreements with the Borrower.

  5. No Contest. Subordinating Creditor agrees not to contest the validity, perfection, priority or enforceability of Coast' security interest in the Collateral or the Coast Debt.

  6. Financial Condition of Borrower. The Subordinating Creditor is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of non-payment of the Coast Debt and the Subordinated Amounts. The Subordinating Creditor covenants that it will continue to keep itself informed as to the Borrower's financial condition and all other circumstances which bear upon the risk of non-payment of the Coast Debt and the Subordinated Amounts. The Subordinating Creditor waives any right to require Coast to disclose to it any information which Coast may now or hereafter acquire concerning the Borrower.

  7. Revivor. If, after payment of the Coast Debt, the Borrower thereafter becomes liable to Coast on account of the Coast Debt, as a result of any payment made on the Coast Debt for any reason being returned by Coast or being reversed, set aside, or recovered by the Borrower or any trustee or assignee for the Borrower, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Coast Debt, without the necessity of any further act or agreement between Coast and the Subordinating Creditor.

  8. General. The Subordinating Creditor agrees, upon Coast's request, to execute all such documents and instruments and take all such actions as Coast shall deem necessary or advisable in order to carry out the purposes of this Agreement. The word "indebtedness" is used in this agreement in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. Subordinating Creditor represents and warrants that it has not heretofore transferred or assigned the Subordinated Amounts, and that it will not do so without prior written notice to Coast and without making such transfer or assignment expressly subject to this Agreement. This Agreement is solely for the benefit of Coast and Coast's successors and assigns, and neither the Borrower nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. All of Coast's rights and remedies hereunder and under applicable law are cumulative and not exclusive. This Agreement sets forth in full the terms of agreement between the parties with respect to the subject matter hereof, and may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by Coast and the Subordinating Creditor. The Subordinating Creditor agrees to reimburse Coast, upon demand, for all costs and expenses (including reasonable attorneys' fees) incurred by Coast in enforcing this Agreement against Subordinating Creditor, whether or not suit be brought. In the event of any litigation between the parties based upon or arising out of this Agreement, the prevailing party shall be entitled to recover all of its costs and expenses (including without limitation attorneys fees) from the non-prevailing party. This

Agreement shall be construed in accordance with, and governed by, the laws of the State of California. As a material part of the consideration to the parties for entering into this Agreement, each party (i) agrees that all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in courts located within Los Angeles County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and (iii) waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Los Angeles County, California. This Agreement shall be binding upon the Subordinating Creditor and its successors and assigns and shall inure to the benefit of Coast and Coast's successors and assigns.

  9. Mutual Waiver of Jury Trial. Subordinating Creditor and Coast each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to: (i) this Agreement; or (ii) any other present or future instrument or agreement between Subordinating Creditor and Coast; or
(iii) any conduct, acts or omissions of Subordinating Creditor or Coast or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with Subordinating Creditor or Coast; in each of the foregoing cases, whether sounding in contract or tort or otherwise.

"Subordinating Creditor:"

      Osicom Technologies, Inc..


      By /s/ Sharon G. Chadha
         ---------------------------

      Title CEO
            ------------------------

                        CONSENT AND AGREEMENT OF BORROWER

            The undersigned Borrower hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing Subordination Agreement and agrees to be bound thereby and further agrees that any default or event of default by the Borrower under any present or future instrument or agreement between the Borrower and the Subordinating Creditor shall constitute an immediate default and event of default under all present and future instruments and agreements between the Borrower and Coast. Borrower further agrees that, at any time and from time to time, the foregoing Agreement may be altered, modified or amended by Coast and the Subordinating Creditor without notice to or the consent of Borrower.

Borrower:

      Cray Electronics, Inc., a Delaware  corporation


      By /s/ Sharon G. Chadha
         ---------------------------

      Title CEO
            ------------------------

Accepted:

Coast:

      COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association


      By /s/ Barbara Nitkin
         ---------------------------

      Title VP
            ------------------------